Goldman Sachs Trust
Financial Square Funds SM

▶ Prime Obligations Fund

▶ Money Market Fund

▶ Treasury Obligations Fund

▶ Treasury Instruments Fund

▶ Government Fund

▶ Federal Fund

▶ Tax-Free Money Market Fund

ANNUAL REPORT
December 31, 2003

Letter to Shareholders

Dear Shareholders:

We welcome the opportunity to provide you with a summary of the trends and key events that affected the economy and the Goldman Sachs Trust-Financial Square FundsSM during the one-year reporting period that ended December 31, 2003.

The Economy in Review

After a tepid start, the economy gained momentum as the reporting period progressed. During the first quarter of 2003, gross domestic product (“GDP”) was a lackluster 1.4%, the same growth rate as the last three months of 2002. However, second quarter GDP rose to 3.3%, due in part to a sharp increase in military spending, rising exports, and a stronger manufacturing sector. Third quarter GDP was a higher than anticipated 8.2%—its sharpest advance in two decades. Consumer spending, which has propelled the economy in recent years, continued to be robust. In addition, business spending, which has been relatively weak, surged to a multi-year high. The preliminary estimate for fourth quarter GDP was 4.0%, a solid gain, but somewhat lower than market expectations.

The Federal Reserve Board (the “Fed”) held short-term interest rates steady for the first five months of 2003. However, given the lack of a pronounced economic “bounce” following the end of the major fighting in Iraq, the Fed cut the federal funds rate by a quarter of a percentage point to 1.0% in June 2003, its lowest level since 1958. Since then, the Fed has left rates unchanged. At its most recent meeting in early December, the Fed stated that “an accommodative stance of monetary policy, coupled with robust underlying growth in productivity, is providing important ongoing support to economic activity.” It also stated that, given the modest rate of inflation, rates could remain low “for a considerable period.”

Money Market Review

The past year was an extremely challenging one for money market funds overall. Money market fund assets were down 11% in 2003, and, while assets fell, the demand for commercial paper exceeded the supply from issuers. Yields reached a 40-year low in 2003 as the Fed kept the fed funds target rate of 1.0% after it eased 25 basis points in June. This brought on an even more challenging environment, as it was difficult for some money market funds to produce positive yield returns. As the economy began to show signs of improvement in the later half of the year, we took advantage of opportunities along the yield curve.

Strategy

Taxable—Taxable funds focused on the front end of the yield curve in the first half of the year with the threat of the Fed easing. Once the Fed eased 25 basis points in June and the economic picture started improving in the third quarter, the yield curve began to steepen. Given our forecast of no immediate Fed tightening, we shifted our focus to the one-year sector as we looked to maintain weighted average maturities (“WAMs”) in the 45- to 50-day range. Coming into year end, as the job market began to disappoint and the yield curve became flat, our focus went back to the shorter end of the yield curve. We continue to look to maintain WAMs in the 45- to 50-day range.

Tax-Exempt—Tax-exempt money market funds experienced continued strong cash inflows in the first half of 2003 as tax-exempt funds continued to outperform their taxable counterparts on an after-tax basis. We focused on the one-year sector as issuance increased and provided opportunities for the Funds to extend WAMs to the mid- to upper-end of their ranges. Although the tax-exempt market experienced volatile cash flows in the fourth quarter, the Fund’s assets continue to grow. We are looking to maintain WAMs

Letter to Shareholders
(continued)

in the 35-45 day range by purchasing in the 3 and 6-month sectors.

Summary of Financial Square Funds Institutional Shares* as of December 31, 2003.

	Standardized	Standardized		Weighted
	7-Day	7-Day	30-Day	Avg.
Financial Square	Current	Effective	Average	Maturity
Funds	Yield	Yield	Yield	(days)

Prime Obligations	0.95%	0.96%	0.96%	40

Money Market	0.96	0.96	0.96	47

Treasury Obligations	0.81	0.81	0.83	46

Treasury Instruments	0.72	0.72	0.78	56

Government	0.91	0.92	0.91	40

Federal	0.87	0.87	0.88	44

Tax-Free Money Market	0.99	1.00	0.88	37

*	Financial Square Funds offers six separate classes of shares (Institutional, Select, Preferred, Capital, Administration and Service), each of which is subject to different fees and expenses that affect performance and entitle shareholders to different services. The Select, Preferred, Capital, Administration and Service shares offer financial institutions the opportunity to receive a fee for providing administrative support. The Select shares pay 0.03%, Preferred shares pay 0.10%, Capital shares pay 0.15%, Administration shares pay 0.25%, and the Service shares pay 0.50% of the daily average net assets of each Fund. If these fees were reflected in the above performance, performance would have been reduced. From time to time Goldman Sachs Asset Management may voluntarily waive a portion of the existing service fees of the Funds. Past performance is no guarantee of future results. Yields will vary. An investment in any of the Financial Square Funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds. More complete information, including management fees and expenses, is included in the Financial Square Funds’ prospectuses, or may be obtained by calling Goldman Sachs Funds at 1-800-621-2550. Goldman Sachs Financial Square FundsSM is a service mark of Goldman, Sachs, & Co.

In closing, we thank you for your continued support. As in the past, we will look for additional ways to improve our services while seeking to provide competitive performance.

Goldman Sachs Money Market Management Team

January 15, 2004

Statement of Investments

Financial Square Prime Obligations Fund
December 31, 2003

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Commercial Paper and Corporate Obligations—53.9%
Asset Backed
Blue Ridge Asset Funding Corp.
$150,000,000	1.09%	01/06/2004	$149,977,292
150,000,000	1.09	01/08/2004	149,968,208
50,000,000	1.09	01/15/2004	49,978,806
Citibank Credit Card Issuance Trust (Dakota Corp.)
200,000,000	1.10	01/07/2004	199,963,333
100,000,000	1.10	01/08/2004	99,978,611
100,000,000	1.10	01/09/2004	99,975,556
200,000,000	1.10	01/14/2004	199,920,556
200,000,000	1.10	01/16/2004	199,908,333
200,000,000	1.10	01/23/2004	199,865,555
100,000,000	1.11	01/23/2004	99,932,167
Corporate Receivables Corp.
50,000,000	1.09	01/05/2004	49,993,944
50,000,000	1.09	01/06/2004	49,992,431
50,000,000	1.09	01/07/2004	49,990,917
50,000,000	1.10	01/07/2004	49,990,833
50,000,000	1.10	01/08/2004	49,989,354
50,000,000	1.09	01/26/2004	49,962,153
100,000,000	1.10	01/26/2004	99,923,958
50,000,000	1.10	01/28/2004	49,958,938
100,000,000	1.10	02/02/2004	99,902,222
200,000,000	1.10	02/04/2004	199,792,222
CXC, Inc.
200,000,000	1.08	01/07/2004	199,964,000
Delaware Funding Corp.
101,199,000	1.09	01/05/2004	101,186,744
70,140,000	1.09	01/06/2004	70,129,381
51,105,000	1.09	01/09/2004	51,092,621
Discover Card Master Trust I Series 2000-A (New Castle)
62,855,000	1.11	01/27/2004	62,804,611
100,000,000	1.12	02/18/2004	99,850,667
27,000,000	1.11	02/20/2004	26,958,375
170,755,000	1.10	03/11/2004	170,389,774
Eagle Funding Capital Corp.
49,345,000	1.11	01/05/2004	49,338,914
117,914,000	1.10	01/06/2004	117,895,985
50,056,000	1.09	01/09/2004	50,043,876
75,133,000	1.11	01/09/2004	75,114,467
100,173,000	1.10	01/12/2004	100,139,331
Edison Asset Securitization Corp.
300,000,000	1.08	01/05/2004	299,964,000
100,000,000	1.09	01/06/2004	99,984,861
94,651,000	1.10	01/06/2004	94,636,605
200,000,000	1.09	01/07/2004	199,963,667
250,000,000	1.10	01/21/2004	249,847,222
Falcon Asset Securitization Corp.
110,000,000	1.09	01/05/2004	109,986,678
200,000,000	1.09	01/07/2004	199,963,667
185,000,000	1.09	01/08/2004	184,960,790
196,570,000	1.09	01/15/2004	196,486,676
149,777,000	1.10	01/22/2004	149,680,893
70,000,000	1.09	01/30/2004	69,938,536
FCAR Owner Trust Series I
59,918,000	1.09	01/05/2004	59,910,743
150,000,000	1.09	01/06/2004	149,977,291
100,000,000	1.09	01/26/2004	99,924,306
100,000,000	1.10	01/26/2004	99,923,611
100,000,000	1.09	01/27/2004	99,921,278
50,000,000	1.11#	02/17/2004	49,927,542
Ford Credit Floor Plan Master Owner Trust A Series 2002-1
175,500,000	1.11	01/21/2004	175,391,775
133,000,000	1.12	01/21/2004	132,917,244
255,000,000	1.11	01/22/2004	254,834,888
35,000,000	1.11	01/28/2004	34,970,863
65,000,000	1.12	02/09/2004	64,921,133
50,000,000	1.12	02/12/2004	49,934,667
175,000,000	1.11	03/17/2004	174,589,916
50,000,000	1.12	03/17/2004	49,881,778
Fountain Square Commercial Funding Corp.
50,000,000	1.09	01/16/2004	49,977,292
20,000,000	1.09	01/20/2004	19,988,495
50,000,000	1.09	02/06/2004	49,945,500
55,000,000	1.10	02/13/2004	54,927,736
50,000,000	1.11	02/25/2004	49,915,208
100,000,000	1.12	03/01/2004	99,813,333
Govco, Inc.
68,000,000	1.10	01/12/2004	67,977,144
41,310,000	1.09	01/16/2004	41,291,238
145,840,000	1.10	01/21/2004	145,750,876
50,000,000	1.09	02/03/2004	49,950,042
66,000,000	1.09	02/04/2004	65,932,057
48,000,000	1.09	02/06/2004	47,947,680
70,000,000	1.10	02/17/2004	69,899,472
75,000,000	1.09	03/08/2004	74,847,854
Hatteras Funding Corp.
66,922,000	1.10	01/06/2004	66,911,776
75,134,000	1.10	01/07/2004	75,120,226
66,191,000	1.11	01/12/2004	66,168,651
51,943,000	1.09	01/15/2004	51,920,982
152,412,000	1.11	01/27/2004	152,289,816
66,593,000	1.11	01/28/2004	66,537,811
Independence Funding LLC
254,590,000	1.09	01/14/2004	254,489,790

The accompanying notes are an integral part of these financial statements.

Statement of Investments

Financial Square Prime Obligations Fund (continued)
December 31, 2003

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Commercial Paper and Corporate Obligations (continued)
Asset Backed (continued)
Jupiter Securitization Corp.
$300,000,000	1.09%	01/05/2004	$299,963,667
114,919,000	1.09	01/06/2004	114,901,602
280,000,000	1.09	01/07/2004	279,949,133
200,000,000	1.09	01/09/2004	199,951,556
60,812,000	1.09	01/12/2004	60,791,746
86,275,000	1.10	01/12/2004	86,246,134
50,312,000	1.09	01/20/2004	50,283,057
New Center Asset Trust
40,000,000	1.10	01/09/2004	39,990,222
125,000,000	1.10	01/12/2004	124,957,986
100,000,000	1.10	01/13/2004	99,963,334
200,000,000	1.10	02/04/2004	199,792,222
100,000,000	1.10	02/10/2004	99,877,778
105,000,000	1.10	03/11/2004	104,775,417
50,000,000	1.09	03/24/2004	49,874,347
Park Avenue Receivables Corp.
73,154,000	1.09	01/06/2004	73,142,925
42,019,000	1.06	01/14/2004	42,002,916
101,154,000	1.09	01/21/2004	101,092,746
Preferred Receivables Funding Corp.
42,500,000	1.09	01/06/2004	42,493,566
160,000,000	1.09	01/09/2004	159,961,244
66,062,000	1.09	01/12/2004	66,039,998
Receivables Capital Corp.
227,696,000	1.09	01/30/2004	227,496,070
193,130,000	1.09	02/24/2004	192,814,233
Three Pillars Funding Corp.
172,824,000	1.10	01/02/2004	172,818,719
60,206,000	1.09	01/05/2004	60,198,709
46,153,000	1.09	01/15/2004	46,133,436
Ticonderoga Funding LLC
200,000,000	1.10	01/09/2004	199,951,333
99,244,000	1.10	01/15/2004	99,201,546
390,086,000	1.09	01/16/2004	389,908,836
125,000,000	1.09	01/20/2004	124,928,090
161,776,000	1.10	01/27/2004	161,648,062
Variable Funding Capital Corp.
116,002,000	1.09	01/20/2004	115,935,266
171,067,000	1.09	01/22/2004	170,958,230
Yorktown Capital, LLC
200,000,000	1.10	01/05/2004	199,975,556
407,945,000	1.10	01/20/2004	407,708,165
Commercial Bank
Citicorp
200,000,000	1.10	01/08/2004	199,957,222
100,000,000	1.10	01/09/2004	99,975,555
100,000,000	1.09	02/09/2004	99,881,917
Financial Services
General Electric Capital International Funding
198,507,000	1.10	01/05/2004	198,482,738
150,000,000	1.10	01/07/2004	149,972,500
140,000,000	1.10	01/08/2004	139,970,056
100,000,000	1.10	02/04/2004	99,896,111
General Electric Capital Services, Inc.
100,000,000	1.10	01/26/2004	99,923,611
Insurance Carriers
General Electric Financial Assurances Holdings
120,000,000	1.10	01/21/2004	119,926,667
150,233,000	1.11	02/12/2004	150,038,448
Security and Commodity Brokers, Dealers and Services
Bear Stearns Companies, Inc.
500,000,000	1.03	01/02/2004	499,985,695
Citigroup Global Market Holding, Inc.
200,000,000	1.09	01/13/2004	199,927,333
Morgan Stanley Dean Witter & Co
100,000,000	1.09	01/23/2004	99,933,389

Total Commercial Paper and Corporate Obligations			$15,371,516,833

Certificates of Deposit—2.1%
Discover Bank
$100,000,000	1.11%	01/02/2004	$100,000,000
Wells Fargo Bank & Co.
500,000,000	1.08	01/08/2004	499,999,514

Total Certificates of Deposit			$599,999,514

Certificates of Deposit-Yankeedollar—1.1%
Citibank, N.A.
$325,000,000	1.09%	02/23/2004	$325,000,000

Total Certificates of Deposit-Yankeedollar			$325,000,000

Bank and Medium-Term Notes—0.9%
World Savings Bank, FSB
$169,000,000	1.07%	01/15/2004	$168,998,688
50,000,000	1.06	02/12/2004	49,997,621
50,000,000	1.08	02/12/2004	49,998,836

Total Bank and Medium-Term Notes			$268,995,145

Medium-Term Notes-Eurodollar#—0.9%
AIG FP Matched Funding
$100,000,000	1.14%	01/02/2004	$99,986,010
150,000,000	1.15	02/23/2004	150,002,144

Total Medium-Term Notes-Eurodollar			$249,988,154

The accompanying notes are an integral part of these financial statements.

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

U.S. Government Agency Obligations—23.6%
Federal Home Loan Bank
$500,000,000	1.08%#	01/20/2004	$499,804,238
375,000,000	1.09#	03/15/2004	374,886,873
400,000,000	1.10#	03/22/2004	399,901,954
50,000,000	1.12	06/04/2004	49,758,889
65,000,000	1.48	11/19/2004	65,000,000
Federal Home Loan Mortgage Corp.
909,125,000	1.11#	01/07/2004	909,125,000
245,000,000	1.13#	02/09/2004	245,000,000
37,463,000	5.25	02/17/2004	37,659,066
100,000,000	1.15	03/17/2004	99,757,222
108,229,000	1.18	05/12/2004	107,762,713
280,000,000	1.18	05/14/2004	278,770,178
43,694,000	1.17	05/20/2004	43,496,042
100,000,000	1.13	07/09/2004	99,403,611
114,960,000	1.13	07/15/2004	114,252,740
301,750,000	3.00	07/15/2004	304,577,868
75,000,000	6.25	07/15/2004	76,933,768
75,000,000	1.36	08/06/2004	74,992,093
15,000,000	1.31	08/12/2004	14,877,733
50,000,000	1.34	08/12/2004	49,584,667
31,200,000	4.50	08/16/2004	31,840,121
116,922,000	1.24	10/07/2004	115,798,899
225,000,000	1.51	12/07/2004	224,986,604
Federal National Mortgage Association
150,000,000	1.09#	01/20/2004	150,000,000
100,000,000	1.06#	01/28/2004	99,963,828
145,000,000	1.08#	02/11/2004	144,951,415
350,000,000	1.08#	03/15/2004	349,917,599
190,750,000	1.10#	03/23/2004	190,725,639
125,000,000	1.17	05/05/2004	124,492,187
70,000,000	1.18	05/12/2004	69,698,417
100,000,000	1.18	05/12/2004	99,567,333
49,535,000	1.17	05/19/2004	49,312,182
245,000,000	1.17	05/26/2004	243,841,531
140,000,000	1.18	05/26/2004	139,330,022
100,000,000	1.17	06/02/2004	99,502,112
81,855,000	1.18	06/02/2004	81,446,237
75,000,000	1.16	07/23/2004	74,507,000
50,000,000	1.21	07/23/2004	49,658,583
37,150,000	1.29	07/23/2004	36,878,434
105,000,000	6.50	08/16/2004	108,407,997
239,547,000	1.38	08/20/2004	237,424,347
100,000,000	1.24	09/17/2004	99,108,056
50,000,000	1.25	10/15/2004	49,500,000

Total U.S. Government Agency Obligations			$6,716,403,198

Variable Rate Obligations#—9.7%
Allstate Life Global Funding II
70,000,000	1.18%	01/16/2004	70,000,000
American Express Centurion Bank
50,000,000	1.14	01/12/2004	50,000,000
100,000,000	1.11	01/22/2004	100,000,000
150,000,000	1.10	01/26/2004	150,000,000
American Express Credit Corp.
70,000,000	1.20	01/05/2004	70,000,000
Bank One N.A.
44,500,000	1.19	01/26/2004	44,506,434
BellSouth Telecommunications, Inc.
200,000,000	1.24	03/04/2004	200,000,000
General Electric Capital Corp.
155,000,000	1.25	01/09/2004	155,000,000
87,000,000	1.14	01/28/2004	87,002,593
Hartford Life Insurance Co.†
100,000,000	1.25	01/02/2004	100,000,000
Jackson National Life Global Funding
130,000,000	1.22	01/22/2004	130,000,000
M & I Marshall & IIsley Bank
68,000,000	1.11	01/02/2004	67,988,513
150,000,000	1.08	01/29/2004	149,985,286
Metropolitan Life Global Funding I
85,000,000	1.15	01/28/2004	85,000,000
Monumental Life Insurance Co.†
55,000,000	1.29	01/02/2004	55,000,000
120,000,000	1.32	01/02/2004	120,000,000
Morgan Stanley Dean Witter & Co
435,000,000	1.08	01/02/2004	435,000,000
150,000,000	1.15	01/27/2004	150,000,000
National City Bank of Indiana
50,000,000	1.09	01/30/2004	49,998,769
New York Life Insurance Co.†
225,000,000	1.23	01/02/2004	225,000,000
50,000,000	1.24	01/02/2004	50,000,000
25,000,000	1.23	03/19/2004	25,000,000
Pacific Life Insurance Co.†
50,000,000	1.15	01/02/2004	50,000,000
Travelers Insurance Co.†
150,000,000	1.25	01/30/2004	150,000,000

Total Variable Rate Obligations			$2,769,481,595

Time Deposit—0.5%
Chase Manhattan Bank, N.A.
$150,000,000	0.91%	01/02/2004	$150,000,000

Total Time Deposit			$150,000,000

Total Investments before Repurchase Agreements			$26,451,384,439

The accompanying notes are an integral part of these financial statements.

Statement of Investments

Financial Square Prime Obligations Fund (continued)
December 31, 2003

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Repurchase Agreements^*—7.3%
Goldman, Sachs & Co
$150,000,000	1.02%	01/02/2004	$150,000,000
Maturity Value: $150,008,500
Joint Repurchase Agreement Account I
120,500,000	0.84	01/02/2004	120,500,000
Maturity Value: $120,505,590
Joint Repurchase Agreement Account II
1,800,000,000	0.99	01/02/2004	1,800,000,000
Maturity Value: $1,800,099,400

Total Repurchase Agreements			$2,070,500,000

Total Investments			$28,521,884,439

#	Variable or floating rate security index is based on either federal funds or LIBOR lending rate.
^	At December 31, 2003, these agreements were fully collateralized by U.S. Treasury or Federal Agency obligations.
*	Unless noted, all repurchase agreements were entered into on December 31, 2003.
†	Insurance company issued short-term funding agreement.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the stated date on the security or the next interest reset date for floating rate securities.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.

Statement of Investments

Financial Square Money Market Fund
December 31, 2003

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Commercial Paper and Corporate Obligations—42.2%
Asset Backed
Amstel Funding Corp.
$96,037,000	1.09%	02/04/2004	$95,938,135
131,050,000	1.10	02/27/2004	130,821,755
150,000,000	1.10	03/15/2004	149,660,833
Atlantis One Funding Corp.
89,757,000	1.09	01/07/2004	89,740,694
214,184,000	1.10	01/20/2004	214,059,654
100,536,000	1.10	04/08/2004	100,234,951
Citibank Credit Card Issuance Trust (Dakota Corp.)
50,000,000	1.10	01/20/2004	49,970,972
50,000,000	1.10	01/23/2004	49,966,389
Compass Securitization LLC
40,000,000	1.10	03/22/2004	39,901,000
Corporate Receivables Corp.
50,000,000	1.10	01/07/2004	49,990,833
60,000,000	1.09	01/22/2004	59,961,850
Discover Card Master Trust I Series 2000-A (New Castle)
77,000,000	1.10	01/09/2004	76,981,178
Eagle Funding Capital Corp.
75,120,000	1.12	01/13/2004	75,091,955
Edison Asset Securitization Corp.
55,000,000	1.09	01/06/2004	54,991,674
100,000,000	1.09	01/07/2004	99,981,833
Fairway Finance Corp.
42,748,000	1.09	03/15/2004	42,652,221
Falcon Asset Securitization Corp.
50,000,000	1.10	01/13/2004	49,981,750
FCAR Owner Trust Series I
50,000,000	1.11	02/17/2004	49,927,542
Gemini Securitization Corp.
75,000,000	1.10	01/05/2004	74,990,833
100,000,000	1.10	01/09/2004	99,975,667
Govco, Inc.
45,000,000	1.10	01/26/2004	44,965,625
50,000,000	1.09	03/08/2004	49,898,569
Grampian Funding Ltd.
187,000,000	1.09	01/05/2004	186,977,352
250,000,000	1.10	01/06/2004	249,961,806
100,000,000	1.10	03/11/2004	99,786,111
Hatteras Funding Corp.
80,000,000	1.10	01/13/2004	79,970,667
30,000,000	1.11	01/27/2004	29,975,950
New Center Asset Trust
150,000,000	1.10	02/10/2004	149,816,667
Old Line Funding Corp.
67,727,000	1.09	01/02/2004	67,724,950
50,081,000	1.11	02/12/2004	50,016,145
Park Avenue Receivables Corp.
51,067,000	1.09	01/14/2004	51,046,899
Scaldis Capital LLC
155,000,000	1.10	01/15/2004	154,933,996
68,053,000	1.11	01/20/2004	68,013,132
75,000,000	1.10	03/15/2004	74,830,417
Sheffield Receivables Corp.
63,400,000	1.09	01/14/2004	63,375,045
90,000,000	1.09	01/16/2004	89,959,125
Thames Asset Global Securitization I
38,747,000	1.10	01/14/2004	38,731,609
122,815,000	1.11	01/20/2004	122,743,051
99,408,000	1.09	03/12/2004	99,194,300
Thunder Bay Funding, Inc.
53,915,000	1.09	01/02/2004	53,913,368
50,941,000	1.09	01/05/2004	50,934,830
Ticonderoga Funding LLC
75,290,000	1.09	01/20/2004	75,246,687
Windmill Funding Corp.
125,000,000	1.09	01/08/2004	124,973,507
50,000,000	1.09	01/22/2004	49,968,208
Commercial Bank
Nordea North America, Inc.
75,000,000	1.10	01/13/2004	74,972,500
Financial Services
General Electric Capital International Funding
100,000,000	1.10	01/05/2004	99,987,778
100,000,000	1.10	02/04/2004	99,896,111
Mortgage Banks
Nationwide Building Society
200,000,000	1.10	03/29/2004	199,462,222
Security and Commodity Brokers, Dealers and Services
Bear Stearns Companies, Inc.
250,000,000	1.03	01/02/2004	249,992,847
Greenwich Capital Holding, Inc.
50,000,000	1.09	01/22/2004	49,968,209
40,000,000	1.09	02/05/2004	39,957,611
KBC Finance Products International
100,000,000	1.09	01/06/2004	99,984,861
Morgan Stanley Dean Witter & Co.
100,000,000	1.09	01/23/2004	99,933,389

Total Commercial Paper and Corporate Obligations			$4,795,935,263

Certificates of Deposit—2.6%
Wells Fargo Bank & Co.
$300,000,000	1.05%	02/02/2004	$300,000,000

Total Certificates of Deposit			$300,000,000

The accompanying notes are an integral part of these financial statements.

Statement of Investments

Financial Square Money Market Fund (continued)
December 31, 2003

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Medium-Term Note-Eurodollar#—0.4%
Credit Agricole
$50,000,000	1.16%	04/08/2004	$50,004,774

Total Medium-Term Note-Eurodollar			$50,004,774

Certificates of Deposit-Eurodollar—9.0%
Alliance & Leicester PLC
$85,000,000	1.11%	02/04/2004	$85,000,801
25,000,000	1.12	07/14/2004	25,000,670
45,000,000	1.53	12/02/2004	45,002,068
30,000,000	1.56	12/07/2004	30,002,794
DePfa-Bank Europe PLC
100,000,000	1.12	02/26/2004	100,000,000
HBOS Treasury Services PLC
200,000,000	1.06	01/21/2004	200,000,000
ING Bank NV
150,000,000	1.10	01/20/2004	150,000,000
Landesbank Baden-Wuerttemberg
70,000,000	1.20	05/12/2004	70,000,000
Landesbank Hessen-Thueringen Girozentrale
80,000,000	1.31	10/18/2004	79,910,640
50,000,000	1.51	11/19/2004	50,000,000
39,000,000	1.51	11/30/2004	39,000,000
Unicredito Italiano SpA
50,000,000	1.12	01/02/2004	50,000,000
100,000,000	1.12	01/26/2004	100,001,385

Total Certificates of Deposit-Eurodollar			$1,023,918,358

Certificates of Deposit-Yankeedollar—4.1%
Credit Agricole Indosuez
$75,000,000	1.39%	08/05/2004	$74,995,543
Natexis Banques Populaires
40,000,000	1.20	05/04/2004	40,000,000
Societe Generale
150,000,000	1.06	01/20/2004	150,000,000
Westdeutsche Landesbank Girozentrale
50,000,000	1.42	09/02/2004	50,000,000
50,000,000	1.25	09/16/2004	50,000,000
World Savings Bank, FSB
50,000,000	1.06	01/15/2004	49,999,414
50,000,000	1.05	03/18/2004	49,995,710

Total Certificates of Deposit-Yankeedollar			$464,990,667

U.S. Government Agency Obligations—8.1%
Federal Home Loan Bank
$100,000,000	1.08%#	01/19/2004	$99,960,847
Federal Home Loan Mortgage Corp.
182,000,000	1.11 #	01/07/2004	182,000,000
130,500,000	3.00	07/15/2004	131,761,436
110,000,000	1.36	08/06/2004	109,988,403
25,000,000	1.34	08/12/2004	24,792,333
45,000,000	1.24	10/07/2004	44,567,750
Federal National Mortgage Association
25,000,000	1.17	05/05/2004	24,898,437
25,000,000	1.18	05/12/2004	24,892,292
40,000,000	1.17	06/02/2004	39,801,100
25,000,000	1.16	07/23/2004	24,835,667
50,000,000	1.21	07/23/2004	49,658,583
50,000,000	1.25	10/15/2004	49,500,000
109,872,000	1.30	11/12/2004	108,623,061

Total U.S. Government Agency Obligations			$915,279,909

Variable Rate Obligations#—25.0%
Allstate Life Global Funding II
$30,000,000	1.18%	01/16/2004	$30,000,000
American Express Credit Corp.
30,000,000	1.20	01/05/2004	30,000,000
Asset Securitization Corp.
150,000,000	1.11	01/22/2004	150,000,000
Bank of Nova Scotia
50,000,000	1.09	01/26/2004	49,992,528
Barclays Bank PLC
50,000,000	1.10	01/05/2004	49,986,218
60,000,000	1.10	01/08/2004	59,986,144
Bayerische Landesbank
105,000,000	1.08	01/20/2004	104,974,404
BNP Paribas SA New York
50,000,000	1.09	03/30/2004	49,979,027
Canadian Imperial Bank of Commerce
200,000,000	1.04	01/02/2004	199,981,603
75,000,000	1.11	01/27/2004	75,002,585
Compass Securitization LLC
45,000,000	1.12	01/12/2004	44,999,476
Credit Agricole Indosuez
100,000,000	1.04	01/02/2004	99,990,801
100,000,000	1.10	02/27/2004	99,960,612
Deutshe Bank Financial
211,510,000	1.20	02/25/2004	211,531,327
Fairway Finance Corp.
65,000,000	1.13	01/12/2004	65,000,000
100,000,000	1.11	01/20/2004	100,000,000
General Electric Capital Corp.
75,000,000	1.25	01/09/2004	75,000,000

The accompanying notes are an integral part of these financial statements.

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Variable Rate Obligations# (continued)
HBOS Treasury Services PLC
$50,000,000	1.13%	01/02/2004	$50,024,349
50,000,000	1.18	01/23/2004	50,019,317
75,000,000	1.19	02/20/2004	75,000,000
HSH Nordbank AG
50,000,000	1.08	01/28/2004	49,986,173
Landesbank Baden-Wuerttemberg
30,000,000	1.11	01/12/2004	29,996,078
50,000,000	1.16	01/15/2004	50,003,609
35,000,000	1.10	02/27/2004	34,987,821
Metropolitan Life Global Funding I
40,000,000	1.17	01/15/2004	40,000,000
Monumental Life Insurance Co.†
80,000,000	1.32	01/02/2004	80,000,000
Nationwide Building Society
85,000,000	1.14	01/23/2004	85,000,000
50,000,000	1.17	03/29/2004	50,000,000
New York Life Insurance Co.†
25,000,000	1.23	03/19/2004	25,000,000
100,000,000	1.23	04/01/2004	100,000,000
40,000,000	1.24	04/01/2004	40,000,000
Norddeutsche Landesbank Girozentrale
100,000,000	1.11	01/05/2004	99,991,454
Sheffield Receivables Corp.
145,000,000	1.11	01/20/2004	145,000,000
100,000,000	1.10	01/26/2004	100,000,000
Societe Generale
100,000,000	1.11	01/12/2004	99,966,784
75,000,000	1.08	01/30/2004	74,980,988
Westdeutsche Landesbank Girozentrale
60,000,000	1.11	03/01/2004	59,978,097

Total Variable Rate Obligations			$2,836,319,395

Time Deposit—2.6%
J.P. Morgan Chase & Co.
$300,000,000	0.91%	01/02/2004	$300,000,000

Total Time Deposit			$300,000,000

Total Investments before Repurchase Agreements			$10,686,448,366

Repurchase Agreements^*—6.0%
Goldman, Sachs & Co.
150,000,000	1.02%	01/02/2004	150,000,000
Maturity Value: $150,008,500
Joint Repurchase Agreement Account I
110,300,000	0.84	01/02/2004	110,300,000
Maturity Value: $110,305,117
Joint Repurchase Agreement Account II
420,000,000	0.99	01/02/2004	420,000,000
Maturity Value: $420,023,193

Total Repurchase Agreements			$680,300,000

Total Investments			$11,366,748,366

#	Variable or floating rate security index is based on federal funds, LIBOR or Prime lending rate.
^	At December 31,2003, these agreements were fully collateralized by U.S. Treasury or Federal Agency obligations.
*	Unless noted, all repurchase agreements were entered into on December 31,2003.
†	Insurance company issued short-term funding agreement.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the stated date on the security or the next interest reset date for floating rate securities.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.

Statement of Investments

Financial Square Treasury Obligations Fund
December 31, 2003

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

U.S. Treasury Obligations—15.2%
United States Treasury Notes
$188,000,000	6.00%	08/15/2004	$193,657,436
25,000,000	7.25	08/15/2004	25,940,924
125,000,000	2.13	08/31/2004	125,739,517
40,000,000	5.88	11/15/2004	41,589,714
67,000,000	2.00	11/30/2004	67,385,291
150,000,000	1.75	12/31/2004	150,654,735

Total U.S. Treasury Obligations			$604,967,617

Total Investments before Repurchase Agreements			$604,967,617

Repurchase Agreements^*—84.7%
Bank of America, N.A.
$75,000,000	0.80%	01/02/2004	$75,000,000
Maturity Value: $75,003,333
Barclays Bank PLC
165,000,000	0.86	01/02/2004	165,000,000
Maturity Value: $165,007,883
Bear Stearns Cos., Inc.
180,000,000	0.85	01/02/2004	180,000,000
Maturity Value: $180,008,500
C.S. First Boston Corp.
180,000,000	0.88	01/02/2004	180,000,000
Maturity Value: $180,008,800
Deutsche Bank
180,000,000	0.97	02/02/2004	180,000,000
Maturity Value: $180,160,050
Goldman, Sachs & Co.
180,000,000	0.83	01/02/2004	180,000,000
Maturity Value: $180,008,300
Greenwich Capital
180,000,000	0.85	01/02/2004	180,000,000
Maturity Value: $180,008,500
Joint Repurchase Agreement Account I
1,809,600,000	0.84	01/02/2004	1,809,600,000
Maturity Value: $1,809,683,945
Lehman Brothers Holdings, Inc.
180,000,000	0.85	01/02/2004	180,000,000
Maturity Value: $180,008,500
Morgan Stanley Dean Witter & Co.
120,000,000	0.82	01/02/2004	120,000,000
Maturity Value: $120,005,467
UBS LLC
125,000,000	0.99	01/08/2004	125,000,000
Maturity Value: $125,312,813
Dated: 10/09/03

Total Repurchase Agreements			$3,374,600,000

Total Investments			$3,979,567,617

^	At December 31, 2003, these agreements were fully collateralized by U.S. Treasury obligations.

*	Unless noted, all repurchase agreements were entered into on December 31, 2003.

Interest rates represent the stated coupon rate.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.

Statement of Investments

Financial Square Treasury Instruments Fund
December 31, 2003

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

U.S. Treasury Obligations—151.3%
United States Treasury Bills
$67,500,000	0.75%	01/02/2004	$67,498,603
100,000,000	0.89	01/02/2004	99,997,528
143,500,000	0.90	01/02/2004	143,496,432
73,300,000	0.75	01/08/2004	73,289,310
266,500,000	0.84	01/08/2004	266,456,472
585,000,000	0.88 >	01/15/2004	584,814,705
15,800,000	0.80	01/29/2004	15,790,169
1,600,000	0.93	02/26/2004	1,597,698
115,000,000	1.04	06/03/2004	114,490,838
United States Treasury Notes
100,000,000	3.00	01/31/2004	100,172,794
100,000,000	3.00	02/29/2004	100,324,276
100,000,000	3.25	05/31/2004	100,902,707
50,000,000	2.88	06/30/2004	50,460,597

Total U.S. Treasury Obligations			$1,719,292,129

Total Investments			$1,719,292,129

>	Forward commitment.

Interest rates represent either the stated coupon rate or the annualized yield on date of purchase for discounted securities.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.

Statement of Investments

Financial Square Government Fund
December 31, 2003

Principal	Interest		Maturity	Amortized
Amount	Rate		Date	Cost

U.S. Government Agency Obligations—73.0%
Federal Farm Credit Bank
$50,000,000	1.02	%#	01/16/2004	$49,995,887
60,000,000	1.01	#	02/03/2004	59,996,463
Federal Home Loan Bank
50,000,000	1.08	#>	01/05/2004	49,997,500
250,000,000	1.05	#	01/06/2004	249,998,705
75,000,000	1.01	#	01/14/2004	74,991,972
50,000,000	1.08	#	01/20/2004	49,980,424
30,000,000	1.03	#	01/27/2004	29,993,335
75,000,000	1.04	#	02/11/2004	74,988,567
60,000,000	1.04	#	02/25/2004	59,986,313
100,000,000	1.02	#	02/27/2004	99,977,520
17,000,000	1.22		08/04/2004	16,998,354
50,000,000	1.37		09/09/2004	50,000,000
42,135,000	2.00		11/15/2004	42,322,558
Federal Home Loan Mortgage Corp
50,000,000	1.11	#	01/07/2004	50,000,000
40,700,000	1.06		01/08/2004	40,691,611
30,000,000	5.00		01/15/2004	30,040,373
50,000,000	5.25		02/15/2004	50,261,679
25,000,000	1.15	#	03/09/2004	25,002,512
23,000,000	1.07	#	03/22/2004	22,985,457
25,000,000	6.25		07/15/2004	25,646,670
10,000,000	1.31		08/12/2004	9,918,489
60,567,000	4.50		08/15/2004	61,804,349
25,000,000	1.51		12/07/2004	24,998,512
Federal National Mortgage Association
79,000,000	1.05		01/02/2004	78,997,696
200,000,000	1.05		01/05/2004	199,976,667
204,000,000	1.09		01/14/2004	203,919,703
125,000,000	1.02	#	01/20/2004	124,997,232
75,000,000	1.09	#	01/20/2004	74,987,208
200,000,000	1.07		01/21/2004	199,881,667
75,000,000	1.06	#	01/28/2004	74,975,729
100,000,000	1.03	#	01/30/2004	99,985,342
70,000,000	1.08	#	02/11/2004	69,976,545
50,000,000	1.03	#	02/13/2004	49,996,831
50,000,000	1.02	#	03/11/2004	49,996,462
50,000,000	1.03	#	04/05/2004	49,987,471
21,270,000	1.18		05/05/2004	21,182,852
50,000,000	1.16		07/23/2004	49,671,333
20,000,000	6.50		08/16/2004	20,651,261
43,918,000	1.38		08/20/2004	43,527,423
Student Loan Marketing Association
75,000,000	1.12	#	01/09/2004	74,999,676

Total U.S. Government Agency Obligations				$2,738,288,348

Total Investments before Repurchase Agreements				$2,738,288,348

Repurchase Agreements^*—28.2%
Goldman, Sachs & Co.
400,000,000	1.05%		01/07/2004	400,000,000
Maturity Value: $400,081,667
Joint Repurchase Agreement Account I
60,500,000	0.84		01/02/2004	60,500,000
Maturity Value: $60,502,807
Joint Repurchase Agreement Account II
400,000,000	0.99		01/02/2004	400,000,000
Maturity Value: $400,022,089
UBS LLC
200,000,000	1.06		02/17/2004	200,000,000
Maturity Value: $200,282,667
Dated 12/17/03

Total Repurchase Agreements				$1,060,500,000

Total Investments				$3,798,788,348

>	Forward commitment.
#	Variable or floating rate security index is based on either U.S. Treasury Bill, LIBOR or Prime lending rate.
^	At December 31, 2003, these agreements were fully collateralized by U.S. Treasury or Federal Agency obligations.
*	Unless noted, all repurchase agreements were entered into on December 31, 2003.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the stated date on the security or the next interest reset date for floating rate securities.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.

Statement of Investments

Financial Square Federal Fund
December 31, 2003

Principal	Interest		Maturity	Amortized
Amount	Rate		Date	Cost

U.S. Government Agency Obligations—98.4%
Federal Farm Credit Bank
$75,000,000	0.97%		01/02/2004	$74,997,979
100,000,000	1.06	#	01/02/2004	100,000,000
22,900,000	0.94		01/05/2004	22,897,608
50,000,000	0.96		01/05/2004	49,994,667
100,000,000	1.06	#	01/05/2004	99,970,776
100,000,000	1.07	#	01/05/2004	99,989,878
45,000,000	0.96		01/07/2004	44,992,800
30,000,000	0.99		01/07/2004	29,995,050
40,000,000	0.96		01/08/2004	39,992,533
150,000,000	0.93		01/09/2004	149,969,000
60,000,000	0.95		01/12/2004	59,982,583
100,000,000	1.06	#	01/12/2004	99,991,186
30,000,000	1.09	#	01/12/2004	29,982,493
25,000,000	1.00		01/13/2004	24,991,667
35,000,000	0.88		01/15/2004	34,988,022
100,000,000	1.02	#	01/16/2004	99,991,775
50,000,000	0.96		01/20/2004	49,974,667
80,000,000	1.04	#	01/20/2004	79,988,523
55,000,000	0.96		01/21/2004	54,970,667
110,000,000	1.02	#	01/26/2004	109,982,195
50,000,000	1.07	#	01/26/2004	49,994,217
70,000,000	1.04	#	01/27/2004	69,992,923
650,000,000	1.00	#	02/02/2004	650,000,000
70,000,000	1.01	#	02/03/2004	69,995,873
25,000,000	1.02		02/13/2004	24,969,542
50,000,000	1.00		02/18/2004	49,933,333
78,700,000	1.01		02/24/2004	78,580,769
50,000,000	1.01		03/17/2004	49,893,389
125,000,000	1.02	#	03/24/2004	124,988,025
20,000,000	1.00		03/29/2004	19,951,111
50,000,000	1.02		04/13/2004	49,854,083
50,000,000	1.08		05/19/2004	49,791,500
40,000,000	1.09		05/24/2004	39,825,600
Federal Home Loan Bank
124,000,000	0.75		01/02/2004	123,997,417
30,000,000	0.99		01/02/2004	29,999,175
104,067,000	1.02		01/02/2004	104,064,051
228,300,000	1.04		01/02/2004	228,293,405
200,000,000	1.08	#>	01/05/2004	199,989,970
202,695,000	5.38		01/05/2004	202,784,988
25,000,000	1.01	#	01/06/2004	24,994,403
250,000,000	1.05	#	01/06/2004	249,998,705
20,800,000	1.05		01/07/2004	20,796,360
150,000,000	0.96		01/09/2004	149,968,000
47,058,000	1.02		01/09/2004	47,047,334
142,000,000	1.01	#	01/14/2004	141,984,801
100,000,000	1.02		01/14/2004	99,963,167
104,600,000	1.01		01/16/2004	104,555,981
75,000,000	1.08	#	01/20/2004	74,970,636
50,000,000	1.13		01/20/2004	49,970,180
200,000,000	1.01		01/21/2004	199,887,778
125,600,000	1.02		01/21/2004	125,529,175
100,000,000	1.06		01/21/2004	99,941,111
96,644,000	1.01		01/23/2004	96,584,349
50,000,000	1.06		01/23/2004	49,967,611
70,000,000	1.06	#	01/26/2004	69,979,787
35,000,000	1.03	#	01/27/2004	34,992,224
220,938,000	0.98		01/28/2004	220,775,610
55,500,000	1.05		01/28/2004	55,456,294
13,677,000	1.05		01/30/2004	13,665,410
25,780,000	1.02		02/06/2004	25,753,704
10,000,000	1.05		02/06/2004	9,989,530
100,000,000	1.04	#	02/11/2004	99,984,756
92,545,000	1.05		02/13/2004	92,429,486
110,000,000	1.04	#	02/25/2004	109,974,907
107,000,000	1.07		02/25/2004	106,825,085
75,000,000	1.02	#	02/27/2004	74,983,140
35,000,000	1.08		02/27/2004	34,940,316
275,000,000	1.09	#	03/15/2004	274,927,532
100,000,000	1.05		03/19/2004	99,773,583
100,000,000	1.10	#	03/30/2004	99,981,244
90,410,000	3.75		04/15/2004	91,094,690
58,500,000	1.13		04/16/2004	58,306,219
14,835,000	4.88		04/16/2004	14,995,345
20,000,000	1.13		04/23/2004	19,929,375
23,728,000	1.15		05/26/2004	23,617,335
105,000,000	1.17		06/02/2004	104,480,119
63,900,000	4.75		06/28/2004	65,025,889
50,000,000	1.25		07/02/2004	50,000,000
20,000,000	1.00		07/16/2004	19,985,575
100,000,000	1.22		08/04/2004	99,990,321
9,500,000	4.63		08/13/2004	9,698,215
67,910,000	6.25		08/13/2004	69,941,537
50,000,000	1.37		09/09/2004	50,000,000
43,000,000	2.00		11/15/2004	43,191,408
35,000,000	1.50		12/07/2004	35,000,000
50,000,000	1.43		12/24/2004	50,000,000
Student Loan Marketing Association
18,130,000	0.98		01/06/2004	18,127,532
47,500,000	1.00		01/08/2004	47,490,764
100,000,000	1.12	#	01/09/2004	99,999,568
53,200,000	1.00		01/13/2004	53,182,267
50,000,000	1.01		01/15/2004	49,980,361
14,050,000	5.00		06/30/2004	14,316,708
38,000,000	3.38		07/15/2004	38,415,829

The accompanying notes are an integral part of these financial statements.

Statement of Investments

Financial Square Federal Fund (continued)
December 31, 2003

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

U.S. Government Agency Obligations (continued)
Tennessee Valley Authority
$319,000,000	1.00%	01/22/2004	$318,813,916

Total U.S. Government Agency Obligations			$7,980,718,612

U.S. Treasury Obligations—4.0%
United States Treasury Bill
$293,400,000	0.75%	01/02/2004	$293,393,917
31,300,000	0.76	01/02/2004	31,299,344

Total U.S. Treasury Obligations			$324,693,261

Total Investments			$8,305,411,873

>	Forward commitment.
#	Variable or floating rate security index is based on either U.S. Treasury Bill, LIBOR or Prime lending rate.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the stated date on the security or the next interest reset date for floating rate securities.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.

Statement of Investments

Financial Square Tax-Free Money Market Fund
December 31, 2003

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Alabama—2.0%
Birmingham GO VRDN Capital Improvement Series 1998 A (Regions Bank LOC) (A-1/VMIG1)
$4,960,000	1.25%	01/02/2004	$4,960,000
Columbia IDB VRDN PCRB Refunding for Alabama Power Co. Project Series 1995 A (A-1/VMIG1)
19,400,000	1.30	01/02/2004	19,400,000
Columbia IDB VRDN PCRB Refunding for Alabama Power Co. Project Series 1995 E (A-1/VMIG1)
16,450,000	1.30	01/02/2004	16,450,000
Columbia IDB VRDN PCRB Refunding for Alabama Power Co. Project Series 1996 A (A-1/VMIG1)
7,000,000	1.30	01/02/2004	7,000,000
Columbia IDB VRDN PCRB Refunding for Alabama Power Co. Project Series 1999 B (A-1/VMIG1)
18,600,000	1.30	01/02/2004	18,600,000
Columbia IDB VRDN PCRB Refunding for Alabama Power Co. Project Series 1999 C (A-1/VMIG1)
5,000,000	1.33	01/02/2004	5,000,000
Gadsden IDA VRDN PCRB Refunding for Alabama Power Co. Project Series 1994 (A-1/VMIG1)
6,150,000	1.32	01/02/2004	6,150,000
Huntsville Alabama GO VRDN Warrants Series 2002 G (Regions Bank LOC) (A-1/VMIG1)
10,030,000	1.26	01/02/2004	10,030,000
Jefferson County Sewer Revenue Capital Improvement VRDN Series 2002 A (FGIC) (JP Morgan Chase SPA) (A-1+/VMIG1)
5,000,000	1.25	01/02/2004	5,000,000
Mobile City IDRB VRDN PCRB Refunding for Alabama Power Co. Series 1993 A (A-1/VMIG1)
5,100,000	1.29	01/02/2004	5,100,000
Mobile City IDRB VRDN PCRB Refunding for Alabama Power Co. Series 1994 (A-1/VMIG1)
13,000,000	1.30	01/02/2004	13,000,000
University of Alabama VRDN RB Series 1993 B (A-1+/VMIG1)
6,800,000	1.10	01/07/2004	6,800,000
West Jefferson IDB VRDN PCRB Refunding for Alabama Power Co. Project Series 1998 (A-1/VMIG1)
36,400,000	1.30	01/02/2004	36,400,000

			$153,890,000

Alaska—0.7%
Alaska State Housing Finance Corp. VRDN RB for Governmental Purposes Series 2001 A (MBIA) (A-1+/VMIG1)
$24,000,000	1.25%	01/02/2004	$24,000,000
Alaska State Housing Finance Corp. VRDN Series 2000 B (A-1+/VMIG1)
33,300,000	1.20	01/07/2004	33,300,000

			$57,300,000

Arizona—0.9%
Arizona School District TANS Financing Program COPS Series 2003 (SP-1+)
40,000,000	1.75%	07/30/2004	40,171,499
Arizona State Transportation Board Highway VRDN RB ROCS RR II-R-4003 (Citigroup LOC) (VMIG1)
5,200,000	1.30	01/02/2004	5,200,000
City of Phoenix Water CP (Dexia Guarantor) (A-1+)
12,000,000	0.95	05/10/2004	12,000,000
Mesa IDA VRDN RB for Discovery Health Systems Series 1999 B (MBIA) (JP Morgan Chase SPA) (A-1+/VMIG1)
13,240,000	1.12	01/07/2004	13,240,000

			$70,611,499

California—6.6%
Alameda County Board of Education TRANS Series 2003 (SP-1+)
$17,500,000	1.50%	06/30/2004	$17,547,948
California Health Facilities Financing Authority VRDN RB for Sisters Charity Health System Series 2003 (A-1+/VMIG1)
18,255,000	1.12	01/07/2004	18,255,000
California Statewide Communities Development Authority TRANS Series 2003 A-3 Riverside (A-1+/MIG1)
20,600,000	2.00>	06/30/2004	20,713,084
California Statewide Communities Development Authority TRANS RB A-2-Fresno Series 2003 (SP-1+/MIG1)
14,200,000	2.00	06/30/2004	14,267,419
Desert Sands California University School District TRANS (SP-1+)
5,000,000	1.50>	06/30/2004	5,014,703
Fresno California VRDN RB for Trinity Health Credit Series 2000 C (JP Morgan Chase SPA/Landesbank Hessen-Thueringen SPA) (A-1+/VMIG1)
40,805,000	1.18	01/02/2004	40,805,000
Glendale California COPS VRDN for Police Building Project (JP Morgan Chase SPA) (A-1+/VMIG1)
11,500,000	1.25	01/02/2004	11,500,000
Los Angeles City GO Unlimited Notes TRANS (SP-1+/MIG1)
30,000,000	2.00	06/30/2004	30,141,091
Los Angeles County GO TRANS RB Series 2003 A (SP-1+/MIG1)
32,000,000	2.00	06/30/2004	32,152,948
Los Angeles Department Water & Power Waterworks VRDN RB Subseries 2001 B-4 (Landesbank Hessen-Thueringen SPA) (A-1+/VMIG1)
13,900,000	1.20	01/02/2004	13,900,000
Los Angeles Unified School District GO TRANS Series 2003 A (SP-1+/MIG1)
71,500,000	2.00>	07/01/2004	71,864,673
Los Angeles Unified School District GO TRANS Series 2003 B (SP-1+/MIG1)
14,000,000	1.50>	07/01/2004	14,039,264

The accompanying notes are an integral part of these financial statements.

Statement of Investments

Financial Square Tax-Free Money Market Fund (continued)
December 31, 2003

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

California (continued)
Los Angeles Unified School District GO VRDN Merlots Series 2003 (FSA) (Wachovia Bank SPA) (VMIG1)
$6,235,000	1.15%	01/07/2004	$6,235,000
Los Angeles Water & Power VRDN RB for Power Systems Subseries 2002 A-6 (A-1+/VMIG1)
7,100,000	1.20	01/02/2004	7,100,000
Los Angeles Water & Power VRDN RB Subseries 2001 B-7 (A-1+/VMIG1)
17,100,000	1.25	01/02/2004	17,100,000
Los Angeles Water & Power VRDN RB Subseries 2002 A-7 (A-1+/VMIG1)
13,200,000	1.20	01/02/2004	13,200,000
Los Angeles Water & Power VRDN RB for Power Systems Subseries 2002 A-3 (Bayerische Landesbank SPA/BNP Paribas SPA/Dexia Credit Local SPA/JP Morgan Chase SPA/Westdeutsche Landesbank SPA) (A-1+/VMIG1)
12,300,000	1.20	01/02/2004	12,300,000
Los Angeles Water & Power VRDN RB Subseries 2001 B-8 (Bank of America SPA) (A-1+/VMIG1)
6,100,000	1.25	01/02/2004	6,100,000
M-S-R Public Power Agency VRDN RB Refunding for San Juan Project Subordinate Lien Series 1997 D (MBIA) (JP Morgan Chase SPA) (A-1+/VMIG1)
10,000,000	1.25	01/02/2004	10,000,000
Metropolitan Water District of Southern California Waterworks VRDN RB Refunding Series 2002 A (Landesbank Baden-Wurttm SPA) (A-1+/VMIG1)
4,000,000	1.25	01/02/2004	4,000,000
Metropolitan Water District of Southern California Waterworks VRDN RB Series 2000 B-1 (Westdeutsche Landesbank SPA) (A-1+/VMIG1)
10,350,000	1.27	01/02/2004	10,350,000
New Haven Unified School District GO TRANS Series 2003 (SP-1+)
6,000,000	2.00>	07/14/2004	6,034,844
Newport Beach VRDN RB for Hoag Memorial Hospital Series 1999 A (A-1+/VMIG1)
8,500,000	1.16	01/07/2004	8,500,000
Newport Beach VRDN RB for Hoag Memorial Hospital Series 1999 B (A-1+/VMIG1)
7,900,000	1.16	01/07/2004	7,900,000
Newport Beach VRDN RB for Hoag Memorial Hospital Series 1999 C (A-1+/VMIG1)
6,000,000	1.16	01/07/2004	6,000,000
Oakland TRANS Series 2003 (SP-1+/MIG1)
10,165,000	2.00	07/29/2004	10,227,402
Orange County Water District VRDN COPS Series 2003 A (Lloyds TSB Bank PLC SPA) (A-1+/VMIG1)
6,400,000	1.03	01/07/2004	6,400,000
Sacramento County TRANS Series 2003 A (SP-1+/MIG1)
38,700,000	2.00	07/30/2004	38,931,956
Sacramento County VRDN COPS for Weekly Administration Center and Courthouse Project Series 1990 (Bayerische Landebank LOC) (A-1+/VMIG1)
6,300,000	1.25	01/02/2004	6,300,000
San Diego Unified School District TRANS Series 2003 A (SP-1+/MIG1)
12,300,000	2.00	06/30/2004	12,366,301
South Coast Local Educational Agencies TRANS Series 2003 (MIG1)
24,000,000	2.00>	06/30/2004	24,113,932

			$503,360,565

Colorado—2.1%
Adams & Arapahoe Countys School District NOO 28J Aurora GO VRDN ROCS RR II-R-2015 (FSA) (Citigroup SPA) (VMIG1)
$5,380,000	1.30%	01/02/2004	$5,380,000
Colorado Health Facilities Authority VRDN RB for Sisters of Charity Series 2002 (JP Morgan Chase) (A-1+/VMIG1)
17,200,000	1.15	01/07/2004	17,200,000
Colorado Springs Utilities VRDN RB Sub Lien Series 2000 A (Bayerische Landesbank SPA) (A-1+/VMIG1)
21,600,000	1.20	01/02/2004	21,600,000
Denver City & County VRDN COPS Refunding for Wellington E Web-C1 Series 2003 (AMBAC) (JP Morgan Chase & Co. SPA) (A-1+/VMIG1)
11,300,000	1.12	01/07/2004	11,300,000
Denver City & County VRDN COPS Refunding for Wellington Series 2003 E Web-C3 (AMBAC) (Dexia Credit Local) (A-1+/VMIG1)
5,000,000	1.17	01/07/2004	5,000,000
Moffat County VRDN PCRB Adjusted Refunding for Pacificorp Projects Series 1994 (AMBAC)(Bank One Trust Co. SPA) (A-1+/VMIG1)
20,755,000	1.30	01/02/2004	20,755,000
Northern Water Conservancy District COPS VRDN P-Floats-PT 1395 (MBIA) (Merrill Lynch SPA) (A-1)
5,135,000	1.28	01/02/2004	5,135,000
Platte River Power Authority Electric VRDN RB Sub Lien Series 1993 S-1 (JP Morgan Chase SPA) (A-1+/VMIG1)
13,200,000	1.10	01/07/2004	13,200,000
Regional Transportation District Company VRDN Transit Vehicles Project Series 2002 A (AMBAC) (Bayerische Landesbank SPA) (A-1+/VMIG1)
31,500,000	1.22	01/02/2004	31,500,000
Regional Transportation District COPS for Transit Vehicles Project Series 2002 A (Westdeutsche Landesbank LOC) (A-1+/VMIG1)
5,000,000	0.90	02/09/2004	5,000,000
17,000,000	1.05	04/07/2004	17,000,000

The accompanying notes are an integral part of these financial statements.

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Colorado (continued)
Regional Transportation District Sales Tax VRDN RB P-Floats-PT 1413 Series 2002 (AMBAC) (Merrill Lynch SPA) (A-1)
$7,275,000	1.28%	01/02/2004	$7,275,000

			$160,345,000

Connecticut—0.1%
Connecticut State Health & Educational Facilities Authority VRDN RB Eagle Series 20026027 Class A (Citibank SPA) (A-1+)
$8,500,000	1.30%	01/02/2004	$8,500,000

Florida—2.9%
Broward County MF Hsg. VRDN RB for Island Club Apartments Series 2001 A (FHLMC) (A-1+)
$2,500,000	1.27%	01/02/2004	$2,500,000
Broward County MF Hsg. VRDN RB for Landings of Inverrary Apartments Series 1985 (FNMA) (VMIG1)
9,600,000	1.15	01/02/2004	9,600,000
Broward County MF Hsg. VRDN RB for Sanctuary Apartments Project Series 1985 (FNMA) (VMIG1)
6,000,000	1.15	01/07/2004	6,000,000
Eagle Tax Exempt Trust GO VRDN Weekly Participation Certificate State of Florida Board of Education 20026006 CL B (MBIA) (Citibank SPA) (A-1+)
7,880,000	1.30	01/02/2004	7,880,000
Florida Board of Education Eagle Tax-Exempt Trust Series 20010901 (Citibank SPA) (A-1+)
26,850,000	1.30	01/02/2004	26,850,000
Florida Board of Education Eagle Tax-Exempt Trust Series 20010906 Class A COPS (FGIC) (Citibank SPA) (A-1+)
1,500,000	1.30	01/02/2004	1,500,000
Florida Department of Transportation Eagle Tax-Exempt Trust Series 96C 0903 (Citibank SPA) (A-1+)
24,750,000	1.30	01/02/2004	24,750,000
Florida Local Government Financing Commission Pooled CP Notes Series A (First Union National Bank) (Wachovia LOC) (A-1+)
8,625,000	1.00	02/09/2004	8,625,000
10,315,000	1.05	02/09/2004	10,315,000
Florida State Board of Education Public Education VRDN P-Floats-PT 1465 Series 2002 (Merrill Lynch SPA) (A-1)
8,560,000	1.28	01/02/2004	8,560,000
Florida State Board of Education VRDN RB for Lottery Floaters Series 858 2003 (MBIA) (VMIG1)
6,220,000	1.29	01/02/2004	6,220,000
Florida State Board of Education VRDN RB for Lottery P-FLOATS-PT-2036 Series 2003 (MBIA)
8,200,000	1.28	01/02/2004	8,200,000
Florida State Turnpike Authority VRDN RB P-FLOAT-PT 1944 Series 2003 (AMBAC) (Merrill Lynch Capital Services SPA)
14,975,000	1.28	01/02/2004	14,975,000
Jackson County VRDN PCRB RB Refunding for Gulf Power Co. Project Series 1997 (A-1/VMIG1)
1,930,000	1.36	01/02/2004	1,930,000
Jacksonville Electric Authority VRDN RB Subordinated Electric Systems Series 2000 B (Landesbank Hessen-Thueringen SPA) (A-1+/VMIG1)
10,000,000	1.25	01/02/2004	10,000,000
Jacksonville Electric CP Series C-1 (JP Morgan Chase SPA) (A-1+)
15,000,000	0.96	02/13/2004	15,000,000
Jacksonville Health Facilities CP Refunding for St. Lukes Hospital Association Series 2001 B (A-1+)
17,000,000	1.05	02/24/2004	17,000,000
Jea Water & Sewer CP Series C
10,000,000	1.05	05/13/2004	10,000,000
Lakeland Energy Systems VRDN RB Refunding (Suntrust Bank SPA) (A-1+/VMIG1)
24,360,000	1.10	01/07/2004	24,360,000
Miami Dade County School Board VRDN COPS ROCS RR II-R-5004 Series 2003 (FGIC) (Citigroup Global Market SPA) (VMIG1)
6,345,000	1.30	01/02/2004	6,345,000

			$220,610,000

Georgia—2.7%
Albany Dougherty County Hospital Authority VRDN RB Anticipation Certificates for Phoebe Putney Memorial Hospital Series 2002 (AMBAC) (Regions Bank SPA) (AAA/VMIG1)
$13,105,000	1.31%	01/02/2004	$13,105,000
Albany Dougherty Payroll Development Authority VRDN PCRB for Georgia Power Co. Series 1991 (VMIG1)
2,120,000	1.30	01/02/2004	2,120,000
Atlanta Airport VRDN RB Refunding for RF-C-2 General Series 2003 (MBIA) (Wachovia Bank N.A.SPA) (A-1/VMIG1)
10,800,000	1.20	01/02/2004	10,800,000
Burke County IDA VRDN PCRB for Oglethorpe Power Corp. Series 1994 A (FGIC) (Dexia Credit Local SPA) (A-1+/VMIG1)
47,494,000	1.15	01/07/2004	47,494,000
Cobb County IDA VRDN PCRB for Georgia Power Co. Plant Project Series 1991 (A/VMIG1)
8,330,000	1.25	01/02/2004	8,330,000
Dekalb County Hospital Authority VRDN Anticipation Certificates for Dekalb Medical Center, Inc. Series 1993 B (Suntrust Bank LOC) (VMIG1)
3,590,000	1.20	01/07/2004	3,590,000
Dekalb County Hospital Authority VRDN Anticipation Certificates for Dekalb Medical Center, Inc. Series 2003 B (FSA) (Wachovia Bank N.A. SPA) (VMIG1)
20,755,000	1.20	01/02/2004	20,755,000

The accompanying notes are an integral part of these financial statements.

Statement of Investments

Financial Square Tax-Free Money Market Fund (continued)
December 31, 2003

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Georgia (continued)
Dekalb Private Hospital Authority VRDN RB Anticipation Certificates for Children’s Health Care System Project Series 1998 B (Suntrust Bank LOC) (VMIG1)
$10,970,000	1.10%	01/07/2004	$10,970,000
Floyd County Development Authority VRDN PCRB for Georgia Power Co. Plant Hammond Project Series 1996 (A-1/VMIG1)
8,680,000	1.31	01/02/2004	8,680,000
Fulco Hospital Authority VRDN Revenue Anticipation Certificates for Peidmont Hospital Project Series 1999 (Suntrust Bank LOC) (A-1+/VMIG1)
30,365,000	1.20	01/07/2004	30,365,000
Metropolitan Atlanta Rapid Transit Authority Georgia Sales Tax VRDN RB Eagle Class Series 20026022 (Citibank SPA) (A-1+)
14,760,000	1.30	01/02/2004	14,760,000
Municipal Electric Authority of Georgia VRDN RB Series 1985 C (Bayerische Landesbank LOC) (A-1/VMIG1)
31,000,000	1.15	01/07/2004	31,000,000
Savannah Economic Development Authority VRDN PCRB Refunding for Savannah Electric & Power Project Series 1993 (A-1/VMIG1)
2,785,000	1.25	01/02/2004	2,785,000

			$204,754,000

Hawaii—0.2%
Honolulu City & County GO VRDN Series 2000 A (Landesbank Hessen-Thueringen LOC) (A-1+/VMIG1)
$8,150,000	1.06%	01/07/2004	$8,150,000
8,150,000	1.06	01/07/2004	8,150,000

			$16,300,000

Illinois—9.4%
Chicago Illinois GO Eagle Tax-Exempt Trust VRDN Series 20011301 Class A (FGIC) (Citibank SPA) (A-1+)
$8,910,000	1.30%	01/02/2004	$8,910,000
Chicago Illinois GO VRDN for Neighborhoods Alive 21-B (MBIA) (Lloyds TSB Bank PLC SPA) (A-1+/VMIG1)
79,600,000	1.30	01/02/2004	79,600,000
Chicago Illinois GO VRDN ROCS RR II-R-1060 (MBIA) (Salomon Smith Barney SPA) (VMIG1)
5,440,000	1.30	01/02/2004	5,440,000
Chicago Illinois GO VRDN Series 2002 B (FGIC) (Landesbank Baden SPA) (A-1+/VMIG1)
14,000,000	1.28	01/02/2004	14,000,000
Chicago Illinois Merlots VRDN Series 2000 A43 (First Union National Bank SPA) (VMIG1)
7,635,000	1.21	01/07/2004	7,635,000
Chicago Illinois Metropolitan Water Reclamation District GO VRDN Refunding Series 2002 A (Bank of America SPA/Lloyds TSB Bank PLC SPA) (A-1+/VMIG1)
38,025,000	1.07	01/07/2004	38,025,000
Chicago Illinois Park District TANS Series 2003 A (SP-1+/MIG1)
15,000,000	1.75	05/01/2004	15,042,223
Chicago Illinois VRDN GO Project Series 2003 B-1 (FSA) (Bank One N.A.) (A-1/VMIG1)
21,650,000	1.11	01/07/2004	21,650,000
Chicago Illinois Wastewater Transmission VRDN RB Merlots Series 2001 A125 (MBIA) (Wachovia Bank SPA) (VMIG1)
3,990,000	1.21	01/07/2004	3,990,000
Chicago Illinois Water VRDN RB Second Lien Series 1999 (Bank One, N.A. LOC) (A-1/VMIG1)
4,380,000	1.15	01/07/2004	4,380,000
City of Chicago Board of Education GO VRDN Series 2000 C (FSA) (Dexia Public Finance Bank SPA) (A-1+/VMIG1)
10,000,000	1.25	01/02/2004	10,000,000
City of Chicago Board of Education GO VRDN Series 2000 D (FSA) (Dexia Public Finance Bank SPA) (A-1+/VMIG1)
22,100,000	1.30	01/08/2004	22,100,000
Cook County Illinois GO VRDN P-Floats-PT 1522 Series 2002 (AMBAC) (Merrill Lynch SPA) (A-1)
8,890,000	1.28	01/02/2004	8,890,000
Cook County Illinois GO VRDN P-Floats-PT 1809 Series 2003 (FGIC) (Westdeutsche Landesbank SPA) (A-1+)
5,405,000	1.28	01/01/2004	5,405,000
Cook County Illinois VRDN Capital Improvement Series 2002 B (Landesbank Hessen-Thueringen LOC) (A-1+/VMIG1)
32,000,000	1.28	01/07/2004	32,000,000
Du Page County Illinois GO VRDN Community Unit School District No. 200 Wheaton ROCS RR II 2048 (FSA) (VMIG1)
5,245,000	1.30	01/02/2004	5,245,000
Evanston GO VRDN Capital Improvement Project Series 2000 D (Bank of America SPA) (VMIG1)
4,700,000	1.27	01/02/2004	4,700,000
Evanston GO VRDN Maple Street Project Series 2000 A (Bank of America SPA) (VMIG1)
17,200,000	1.27	01/02/2004	17,200,000
Evanston GO VRDN Recreation Center Project Series 2000 C (Bank of America SPA) (VMIG1)
5,400,000	1.27	01/02/2004	5,400,000
Illinois Development Finance Authority VRDN RB for Bradley University Project Series 2002 (FGIC) (National City Bank SPA) (A-1)
5,880,000	1.30	01/02/2004	5,880,000
Illinois Educational Facilities Authority RB for Adjusted University of Chicago Series 2001 B1 (A-1+)
19,000,000	0.98	07/01/2004	19,000,000
Illinois Educational Facilities Authority VRDN RB for Adjusted University of Chicago Series 2003 B (A-1+/VMIG1)
12,000,000	1.18	01/08/2004	12,000,000
Illinois Educational Facilities Authority VRDN RB for ROCS RR II R 4543 Series 2003 (Citigroup SPA) (A-1+)
5,585,000	1.30	01/08/2004	5,585,000

The accompanying notes are an integral part of these financial statements.

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Illinois (continued)
Illinois GO Eagle Tax-Exempt Trust VRDN Series 96C 1301 (Citibank SPA) (A-1+)
$5,000,000	1.30%	01/02/2004	$5,000,000
Illinois Health Facilities Authority VRDN for The Revolving Fund Pooled Finance Program Series 1985 C (Bank One, N.A. LOC) (A-1/VMIG1)
39,600,000	1.20	01/07/2004	39,600,000
Illinois Health Facilities Authority VRDN for The Revolving Fund Pooled Finance Program Series 1985 D (Bank One, N.A. LOC) (A-1/VMIG1)
36,225,000	1.20	01/07/2004	36,225,000
Illinois Health Facilities Authority VRDN RB for Herman M Finch University (Bank One, N.A. LOC) (A-1/VMIG1)
44,500,000	1.12	01/07/2004	44,500,000
Illinois Health Facilities Authority VRDN RB for Nortwestern Memorial Hospital Series 2002 A (Westdeutsche Landesbank SPA) (A-1+/VMIG1)
12,700,000	1.30	01/02/2004	12,700,000
Illinois Health Facilities Authority VRDN RB for Resurrection Health Series 1999 B (FSA) (Lasalle Bank, N.A. SPA) (A-1/VMIG1)
5,450,000	1.12	01/07/2004	5,450,000
Illinois State GO Eagle Tax-Exempt Trust Series 95C 1305 Class A COPS (FGIC) (Citibank SPA) (A-1+/VMIG1)
14,850,000	1.30	01/02/2004	14,850,000
Illinois State GO Series 2003 (SP-1+/MIG1)
65,000,000	2.00	04/15/2004	65,188,849
Illinois State GO VRDN P-Floats-PT 1882 Series 2003 (MBIA) (Merrill Lynch SPA)
10,350,000	1.28	01/02/2004	10,350,000
Illinois State GO VRDN P-FLOATS-PT 1975 Series 2003 (FGIC) (Merril Lynch SPA) (A-1)
4,070,000	1.28	01/02/2004	4,070,000
Illinois State GO VRDN P-FLOATS-PT-2009 Series 2003 (FSA) (A-1)
5,365,000	1.28	01/02/2004	5,365,000
Illinois State GO VRDN ROCS RR II R 4529 Series 2003 (MBIA) (A-1+)
5,070,000	1.30	01/02/2004	5,070,000
Illinois State GO VRDN ROCS RR II R 4536 Series 2003 (MBIA) (A-1+)
5,500,000	1.30	01/02/2004	5,500,000
Illinois State GO VRDN ROCS Series II-R-1007 (MBIA) (Salomon Smith Barney SPA) (VMIG1)
11,765,000	1.30	01/02/2004	11,765,000
Illinois State GO VRDN Series 2003 B (Depfa SPA) (A-1+/VMIG1)
11,000,000	1.28	01/07/2004	11,000,000
Illinois State Sales Tax Revenue P-FLOAT PT 1929 Series 2003 (Merril Lynch SPA)
3,990,000	1.28	01/02/2004	3,990,000
Illinois State Sales Tax Revenue VRDN Merlots Series 2001 A102 (Wachovia Bank SPA) (A-1+)
13,100,000	1.21	01/07/2004	13,100,000
Illinois State Toll Highway Priority VRDN Refunding Series 1993 B (MBIA) (Societe Generale LOC) (A-1+/VMIG1)
28,305,000	1.07	01/07/2004	28,305,000
Metropolitan Pier & Exposition Authority for Dedicated State Tax Floater-PT 1450 Series 2002 (MBIA) (Merrill Lynch SPA) (A-1)
7,870,000	1.28	01/02/2004	7,870,000
Metropolitan Pier & Exposition Authority for Dedicated State Tax Floating Rate Receipts Series 2003 SG-165 (MBIA) (A-1+)
17,500,000	1.28	01/02/2004	17,500,000
Metropolitan Pier Eagle Tax-Exempt Trust Series 20001307 Class A (FGIC) (Citibank SPA) (A-1+)
19,205,000	1.30	01/02/2004	19,205,000

			$718,681,072

Indiana—0.7%
Indiana TFA Eagle Tax-Exempt Trust Series 200011401 Class A (Citibank SPA) (A-1+)
$12,915,000	1.30%	01/02/2004	$12,915,000
Indiana TFA Eagle Tax-Exempt Trust Series 20001401 (Citibank SPA) (A-1+)
19,800,000	1.30	01/02/2004	19,800,000
Indiana TFA Highway VRDN RB P-Floats-PT 2022 Series 2003 (FSA) (Merril Lynch Capital Services SPA)
5,290,000	1.28	01/02/2004	5,290,000
Indianapolis Bond Bank Eagle Tax-Exempt Trust Series 20021401 Class A (Citibank SPA) (A-1+)
18,165,000	1.30	01/02/2004	18,165,000

			$56,170,000

Iowa—1.4%
Chillicothe City VRDN PCRB Refunding for Midwest Power Systems, Inc. Series 1993 A (A-1/VMIG1)
$2,400,000	1.20%	01/07/2004	$2,400,000
Iowa Financing Authority VRDN RB Refunding for Trinity Health Series 2000 D (Northern Trust/Landesbank Heleba SPA) (A-1+/VMIG1)
38,615,000	1.18	01/02/2004	38,615,000
Iowa Higher Education Loan Authority VRDN RB for Grinnell Private College Facility (A-1+/VMIG1)
12,500,000	1.27	01/02/2004	12,500,000
Iowa State RANS RB for Primary Road Fund Series 2003 (SP-1+/MIG1)
25,000,000	2.00	06/30/2004	25,124,139
Iowa State TRANS Series 2003 (SP-1+/MIG1)
32,000,000	2.00	06/29/2004	32,148,626

			$110,787,765

The accompanying notes are an integral part of these financial statements.

Statement of Investments

Financial Square Tax-Free Money Market Fund (continued)
December 31, 2003

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Kansas—0.5%
Kansas State Department of Transportation Highway VRDN RB Series 2000 C-1 (Kansas State LOC) (A-1+/VMIG1)
$21,000,000	1.14%	01/07/2004	$21,000,000
Kansas State Department of Transportation Highway VRDN RB Series 2000 C-2 (Kansas State LOC) (A-1+/VMIG1)
10,500,000	1.14	01/07/2004	10,500,000
Sedgwick County Unified School District No. 259 Wichita GO VRDN P-Floats-PT 813 Series 2003 (FSA) (Landesbank Hessen-Thueringen SPA) (F-1+)
7,705,000	1.28	01/02/2004	7,705,000

			$39,205,000

Kentucky—0.6%
Kentucky Economic Development Financing Authority Hospital Facilities VRDN RB for The Health Alliance of Greater Cincinnati Series 1997 D (MBIA) (Credit Suisse First Boston SPA) (A-1+/VMIG1)
$13,358,000	1.12%	01/07/2004	$13,358,000
Louisville & Jefferson County Eagle Tax-Exempt Trust Series 20011701 Class A COPS (MBIA) (Citibank SPA) (A-1+)
2,500,000	1.30	01/02/2004	2,500,000
Louisville & Jefferson County Metropolitan Sewer District Sewer & Drainage Systems VRDN RB Series 2003 B (FSA) (Bank One, N.A. SPA) (A-1/VMIG1)
27,200,000	1.12	01/07/2004	27,200,000

			$43,058,000

Louisiana—1.6%
Louisiana Offshore Terminal Authority VRDN RB Refunding for Deepwater Port First Stage Series 1992 A Loop, Inc. (Suntrust Bank Nashville LOC) (A-1+/VMIG1)
$8,000,000	1.20%	01/07/2004	$8,000,000
New Orleans Aviation Board RB Refunding Series 1995 A (MBIA) (Dexia Credit Local SPA) (A-1+/VMIG1)
8,480,000	1.12	01/07/2004	8,480,000
New Orleans Aviation Board VRDN Refunding Series 1993 B (MBIA) (Dexia Credit Local SPA) (A-1+/VMIG1)
67,390,000	1.12	01/07/2004	67,390,000
Saint James Parish VRDN PCRB Refunding for Occidental Petroleum Series 1996 (Bayerische Landesbank LOC) (P-1)
19,500,000	1.10	01/07/2004	19,500,000
South Louisiana Commission Port VRDN RB Refunding for Occidental Petroleum Corp. Series 1996 (Bank of New York LOC) (P-1)
17,700,000	1.10	01/07/2004	17,700,000

			$121,070,000

Maine—0.3%
Maine State GO TANS Series 2003 (SP-1+/MIG1)
$20,000,000	1.75%>	06/30/2004	$20,080,165

Maryland—0.1%
Maryland State Transportation Authority Special Obligations VRDN RB for Baltimore/Washington Airport Series 2003 A (State Street Bank and Trust Company) (VMIG1)
$6,100,000	1.22%	01/02/2004	$6,100,000
University of Maryland System Auxiliary Facility & Tuition VRDN P-Floats-PT 428 Series 2000 (Merrill Lynch SPA) (A-1)
4,930,000	1.28	01/02/2004	4,930,000

			$11,030,000

Massachusetts—7.0%
Massachusetts Bay Transport Authority GO VRDN General Transportation System (Westdeutsche Landesbank SPA) (A-1+/VMIG1)
$60,350,000	1.10%	01/07/2004	$60,350,000
Massachusetts Development Finance Agency VRDN RB Refunding for Phillips Academy (Bank of New York SPA) (A-1+/VMIG1)
15,000,000	1.25	01/02/2004	15,000,000
Massachusetts GO VRDN Refunding Series 1998 A (Westdeutsche Landesbank SPA) (A-1+/VMIG1)
90,600,000	1.22	01/02/2004	90,600,000
Massachusetts Health & Educational Facilities Authority VRDN RB for Capital Asset Program Series 1985 E (First National Bank LOC) (VMIG1)
22,400,000	1.30	01/02/2004	22,400,000
Massachusetts Health & Educational Facilities Authority VRDN RB for Partners Healthcare Systems Series 2003 D-3 (JP Morgan Chase SPA) (A-1+/VMIG1)
45,000,000	1.25	01/02/2004	45,000,000
Massachusetts Health & Educational Facilities Authority VRDN RB for Partners Healthcare Systems Series 2003 D-4 (Bank One, N.A. SPA) (A-1/VMIG1)
49,000,000	1.20	01/02/2004	49,000,000
Massachusetts Health & Educational Facilities Authority VRDN RB for Partners Healthcare Systems Series 2003 D-5 (A-1+/VMIG1)
9,000,000	1.25	01/02/2004	9,000,000
Massachusetts Health & Educational Facilities Authority VRDN RB for Partners Healthcare Systems Series 2003 D-6 (A-1+/VMIG1)
8,550,000	1.33	01/02/2004	8,550,000
Massachusetts Housing Finance Agency VRDN RB Series 2003 G (HSBC Bank U.S.A. SPA) (A-1+/VMIG1)
36,535,000	1.10	01/07/2004	36,535,000
Massachusetts Housing Finance Agency VRDN RB Series 2003 F (FSA) (Dexia Credit Local SPA) (A-1+/VMIG1)
25,850,000	1.10	01/07/2004	25,850,000
Massachusetts VRDN GO Series 1998 B (Toronto-Dominion Bank SPA) (A-1+/VMIG1)
120,050,000	1.22	01/02/2004	120,050,000

The accompanying notes are an integral part of these financial statements.

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Massachusetts (continued)
Massachusetts Water Authority CP Series S-94 (P-1/A-1+/F-1+)
$10,000,000	1.05%	03/30/2004	$10,000,000
Massachusetts Water Resources Authority Series 1999 (State Street Corp. LOC) (A-1+)
16,000,000	0.93	01/22/2004	16,000,000
Massachusetts Water Resources Authority VRDN RB for Multi-Modal-Refunding-Sub-General Series 1998 D (FGIC) (A-1+/VMIG1)
25,260,000	1.10	01/07/2004	25,260,000

			$533,595,000

Michigan—2.9%
Detroit Sewer Disposal VRDN RB Senior Lien Series 2003 B (FSA) (Dexia Credit Local SPA) (A-1+/VMIG1)
$5,600,000	1.30%	01/02/2004	$5,600,000
Detroit Water Supply System VRDN RB Refunding Senior Lien Series 2003 D (MBIA) (Bank One, N.A. SPA) (A-1+/VMIG1)
15,000,000	1.15	01/07/2004	15,000,000
Michigan Building Authority Eagle Tax-Exempt Trust Series 20012204 Class A (Citibank SPA) (A-1+)
16,000,000	1.30	01/02/2004	16,000,000
Michigan Municipal Bond Authority Revenue Notes Series 2003 B-1 (SP-1+)
20,000,000	2.00	08/20/2004	20,122,973
Michigan Municipal Bond Authority VRDN P-Floats-PT 396 Series 2000 (Merrill Lynch SPA) (A-1)
8,750,000	1.28	01/02/2004	8,750,000
Michigan State Building Authority VRDN RB P-Floats-PT 398 Series 2000 (Merrill Lynch SPA) (A-1)
6,605,000	1.28	01/02/2004	6,605,000
Michigan State Hospital Finance Authority VRDN RB Refunding for Trinity Health Series 2000 E (AMBAC) (JP Morgan Chase SPA/Northern Trust SPA) (A-1/VMIG1)
78,500,000	1.23	01/02/2004	78,500,000
Michigan State Trunk Line Fund Series 1998 A-Eagle Tax-Exempt Trust Series 982202 Class A (Citibank SPA) (A-1+)
30,165,000	1.30	01/02/2004	30,165,000
Michigan State University VRDN RB General Series 2003 A (Landesbank Hesson-Thrgn SPA) (A-1+/VMIG1)
44,570,000	1.05	01/07/2004	44,570,000

			$225,312,973

Minnesota—2.2%
Elk River Independent School District #728 GO VRDN ROCS Series II-R-183 (FSA) (Salomon Smith Barney SPA) (VMIG1)
$9,175,000	1.30%	01/02/2004	$9,175,000
Minnesota School District COPS for Tax Aid Participate Borrowing Program Aid Anticipate Certificate INDBT-Series 2003 A (MIG1)
40,000,000	1.75	08/27/2004	40,207,301
Minnesota State P-Floats-PT 1941 Series 2003 (Merril Lynch SPA) (VMIG1/A-1)
$15,840,000	1.28%	01/01/2004	$15,840,000
Minnesota State Eagle Tax-Exempt Trust Series 20012301 Class A (Citibank SPA) (A-1+)
3,300,000	1.30	01/02/2004	3,300,000
Minnesota State GO Refunding for Various Purposes Series 1998 (AAA/Aa1)
7,000,000	5.00	06/01/2004	7,115,401
Rochester CP Series 2001 D (VMIG1/A-1+)
6,000,000	1.03	01/22/2004	6,000,000
Rochester CP Series F (A-1+)
5,100,000	1.05	02/25/2004	5,100,000
Rochester Health Care Facilities CP Series 2000 B (A-1+)
9,000,000	1.10	01/12/2004	9,000,000
Rochester Health Care Facilities CP Series 2001 A (VMIG1/A-1)
25,000,000	0.95	01/13/2004	25,000,000
Rochester Health Care Facilities CP Series 2001 C (VMIG1/A-1+)
5,000,000	1.10	01/12/2004	5,000,000
Rochester Health Facilities CP Series S-E (A-1+)
4,135,000	1.08	02/18/2004	4,135,000
University of Minnesota VRDN RB Cap Projects Series 1999 A (A-1+/VMIG1)
40,535,000	1.28>	01/07/2004	40,535,000

			$170,407,702

Mississippi—0.4%
Mississippi State GO Eagle Tax-Exempt Trust Series 20012402 Class A (Citibank SPA) (A-1+)
$11,000,000	1.30%	01/02/2004	$11,000,000
Mississippi State GO VRDN Merlots Series 2003 B08 (FSA-CR) (Wachovia Bank SPA) (VMIG1)
15,655,000	1.21	01/02/2004	15,655,000

			$26,655,000

Missouri—1.3%
Missouri Board Public Buildings VRDN RB P-Floats-PT 1843 Series 2003 (Merrill Lynch SPA) (F-1+)
$6,980,000	1.28%	01/02/2004	$6,980,000
Missouri Health & Educational Facilities Authority VRDN RB for Medical Research Facilities-Stowers Institution (MBIA) (JP Morgan Chase SPA) (A-1+/VMIG1)
48,200,000	1.25	01/02/2004	48,200,000
Missouri Health & Educational Facility Authority VRDN RB for Washington University Project Series 1984 (JP Morgan Chase SPA) (A-1+/VMIG1)
11,350,000	1.15	01/02/2004	11,350,000

The accompanying notes are an integral part of these financial statements.

Statement of Investments

Financial Square Tax-Free Money Market Fund (continued)
December 31, 2003

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Missouri (continued)
Missouri State Health & Educational Facility Authority VRDN RB for Medical Research Facilities-Stowers (MBIA) (BNP Paribas SPA) (A-1+/VMIG1)
$30,000,000	1.25%	01/08/2004	$30,000,000

			$96,530,000

Nebraska—0.2%
Douglas County School District No. 1 Floaters VRDN Series 2003890 (Morgan Stanley SPA) (A-1)
$7,300,000	1.28%	01/02/2004	$7,300,000
Douglas County School District GO VRDN P-Floats-PT 2060 No. 1 Series 2003 (Merril Lynch Capital Services SPA) (A-1)
6,685,000	1.28	01/02/2004	6,685,000

			$13,985,000

Nevada—0.3%
Clark County Nevada Eagle Tax-Exempt Trust Series 002801 Class A (Citibank SPA) (A-1+)
$1,000,000	1.30%	01/02/2004	$1,000,000
Clark County Nevada Eagle Tax-Exempt Trust Series 1996 Class A (FGIC) (Citibank SPA) (A-1+)
8,345,000	1.30	01/02/2004	8,345,000
Las Vegas Valley Water District GO VRDN P-Floats-PT 1672 Series 2003 (FGIC) (Merrill Lynch SPA) (A-1)
11,060,000	1.28	01/02/2004	11,060,000
University of Nevada VRDN RB ROCS RR-II-R 5001 Series 2003 (FGIC) (Citigroup Global Market SPA) (VMIG1)
5,820,000	1.30	01/02/2004	5,820,000

			$26,225,000

New Hampshire—0.4%
Manchester School Facilities VRDN RB P-Floats-PT-1939 Series 2003 (F-1+)
$5,460,000	1.28%	01/02/2004	$5,460,000
Manchester School Facilities VRDN RB ROCS RR II R 5018 Series 2003 (MBIA) (A-1+)
4,190,000	1.30	01/02/2004	4,190,000
New Hampshire Health & Educational Facilities Authority VRDN RB for Phillips Exeter Academy (Northern Trust SPA) (A-1+/VMIG1)
12,000,000	1.27	01/02/2004	12,000,000
New Hampshire State GO Floater-PT 1845 Series 2003 (Merrill Lynch SPA) (F-1+)
8,880,000	1.28	01/02/2004	8,880,000

			$30,530,000

New Jersey—0.6%
New Jersey Economic Development Authority VRD RB Merlots Series 2003 A 41 (FGIC) (Wachovia Bank N.A. SPA) (VMIG1)
$12,885,000	1.15%	01/07/2004	$12,885,000
New Jersey State TRANS 2004 Series 2003 A (SP-1+/VMIG1)
35,000,000	2.00	06/25/2004	35,160,520

			$48,045,520

New Mexico—0.7%
Albuquerque NM GO Series 2003 B (AA/Aa3)
$7,250,000	2.50%>	07/01/2004	$7,303,632
Albuquerque NM VRDN RB Refunding Series 2000 (MBIA) (Bank of America SPA) (A-1+/VMIG1)
8,595,000	1.20	01/07/2004	8,595,000
New Mexico State Severance Tax VRDN P-Floats-PT 1428 Series 2002 (Merrill Lynch SPA) (A-1)
11,555,000	1.28	01/02/2004	11,555,000
University of New Mexico VRDN RB Refunding for Sub Lien Systems Series 2003 B (Westdeutsche Landesbank SPA) (A-1+/VMIG1)
2,800,000	1.15	01/07/2004	2,800,000
University of New Mexico VRDN RB Sub Lien Systems Improvement Series 2001 (Westdeutsche Landesbank SPA) (A-1+/VMIG1)
20,980,000	1.20	01/07/2004	20,980,000

			$51,233,632

New York—12.2%
Jay Street Development Corp. Centers Facilities VRDN RB for Lease Series 2003 A-1 (Depfa LOC) (A-1+/VMIG1)
$8,925,000	1.08%	01/07/2004	$8,925,000
Jay Street Development Corp. Centers Facilities VRDN RB for Lease Series 2003 A-2 (Depfa LOC) (A-1+/VMIG1)
17,535,000	1.11	01/07/2004	17,535,000
Lindenhurst Unified Free School District TANS Series 2003 (MIG1)
2,000,000	1.50	06/24/2004	2,005,304
Long Island Power Authority 3/A2-Series CP1 (JP Morgan Chase LOC/Bayerische Landesbank LOC/BNP Paribas LOC/State Street Corp. LOC) (A-1+/P1)
15,700,000	0.95	02/09/2004	15,700,000
Long Island Power Authority Electric System VRDN RB General Series 2003 G (FSA) (Dexia Credit Local SPA) (A-1+/VMIG1)
22,600,000	1.07	01/07/2004	22,600,000
Long Island Power Authority Electric System VRDN RB Subseries 1998 1A RMKT 5/23/03 (Bayerische Landesbank LOC/Landesbank Baden-Wurtim LOC) (A-1+/VMIG1)
4,466,000	1.12	01/07/2004	4,466,000
Long Island Power Authority Electric System VRDN RB Subseries 1998 2A (Westdeutsche Landesbank LOC/State Street Corp. LOC) (A-1+/VMIG1)
14,800,000	1.10	01/07/2004	14,800,000

The accompanying notes are an integral part of these financial statements.

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

New York (continued)
Long Island Power Authority Electric System VRDN RB Subseries 1998 3A (JP Morgan LOC/Landesbank Baden-Wurtim LOC) (A-1+/VMIG1)
$17,000,000	1.10%	01/07/2004	$17,000,000
Long Island Power Authority Electric System VRDN RB Subseries 1998 3B (Westdeutsche Landesbank LOC) (A-1+/VMIG1)
29,125,000	1.30	01/02/2004	29,125,000
Metropolitan Transportation Authority Dedicated Tax Fund VRDN RB Series 2002 B (FSA) (Dexia Credit Local SPA) (A-1+)
11,000,000	1.23	01/02/2004	11,000,000
Metropolitan Transportation Authority Eagle Tax-Exempt Trust Series 20022303 Class A (FSA) (Citibank SPA) (A-1+)
9,155,000	1.26	01/02/2004	9,155,000
Metropolitan Transportation Authority Eagle Tax-Exempt Trust Series 20022304 Class A (FGIC) (Citibank SPA) (A-1+)
14,290,000	1.26	01/02/2004	14,290,000
Metropolitan Transportation Authority Eagle Tax-Exempt Trust Series 20022305 Class A (FSA) (Citibank SPA) (A-1+)
6,470,000	1.26	01/02/2004	6,470,000
Metropolitan Transportation Authority VRDN RB Merlots Series 2003 B25 (FGIC) (Wachovia Bank SPA) (VMIG1)
11,165,000	1.17	01/07/2004	11,165,000
Nassau County IDA Civic Facility VRDN RB Refunding & Improvement for Cold Spring Harbor (JP Morgan Chase SPA) (A-1+)
14,550,000	1.27	01/02/2004	14,550,000
New York City GO VRDN Adjusted ROCS RR II-R-251A Series 2003 (JP Morgan Chase SPA) (VMIG1)
18,000,000	1.30	01/08/2004	18,000,000
New York City GO VRDN Adjusted Subseries 2003 A-2 (Bank of America N. A. LOC) (A-1+/VMIG1)
22,100,000	1.05	01/07/2004	22,100,000
New York City GO VRDN Adjusted Subseries 2003 A-5 (HSBC Bank USA LOC) (A-1+/VMIG1)
10,000,000	1.15	01/07/2004	10,000,000
New York City GO VRDN Series 1994 B Subseries B6 (MBIA) (Bank of Nova Scotia SPA) (A-1/VMIG1)
6,150,000	1.27	01/02/2004	6,150,000
New York City GO VRDN Subseries 2002 C-2 (Bayerische Landesbank LOC) (A-1+/VMIG1)
26,435,000	1.10	01/07/2004	26,435,000
New York City GO VRDN Subseries 2002 C-3 (BNP Paribas LOC) (A-1+/VMIG1)
17,000,000	1.12	01/07/2004	17,000,000
New York City GO VRDN Subseries 2002 C-4 (BNP Paribas LOC) (A-1+/VMIG1)
25,100,000	1.05	01/07/2004	25,100,000
New York City GO VRDN Subseries 2002 C-5 (Bank of New York LOC) (A-1+/VMIG1)
12,300,000	1.08	01/07/2004	12,300,000
New York City Municipal Water Finance Authority VRDN RB for Water & Sewer Systems Series 1993 C (FGIC SPA) (A-1+ /VMIG1)
6,100,000	1.27	01/02/2004	6,100,000
New York City Transitional Finance Authority Eagle Tax Exempt Trust Series 20003203 Class A COPS (Citibank SPA) (A-1+)
2,890,000	1.26	01/02/2004	2,890,000
New York City Transitional Finance Authority VRDN RB for New York City Recovery Series 2002 3 Subseries 3 B (Bank of New York SPA) (A-1+/VMIG1)
16,900,000	1.34	01/02/2004	16,900,000
New York City Transitional Finance Authority VRDN RB for Recovery Series 2002 3 Subseries 3 E (Bank of New York SPA) (A-1+/VMIG1)
35,500,000	1.27	01/02/2004	35,500,000
New York City Transitional Finance Authority VRDN RB for Recovery Series 2002 3 Subseries 3 G (Bank of New York SPA) (A-1+/VMIG1)
31,115,000	1.12	01/07/2004	31,115,000
New York City Transitional Finance Authority VRDN RB for Recovery Series 2002 Subseries 3 H (Bank of New York SPA) (A-1+/VMIG1)
15,040,000	1.28	01/02/2004	15,040,000
New York City Transitional Finance Authority VRDN RB Future Tax Secured Series 1998 A-2 (Bank of Nova Scotia SPA) (A-1+/VMIG1)
31,870,000	1.10	01/07/2004	31,870,000
New York City Transitional Finance Authority VRDN RB Merlots Series 2003 B29 (Wachovia Bank SPA) (VMIG1)
12,660,000	1.17	01/07/2004	12,660,000
New York State Dormitory Authority VRDN RB Mental Health Services Subseries 2003 D-2H (A-1+)
12,800,000	1.22	01/02/2004	12,800,000
New York State Environmental Facilities Corp. RB Eagle Tax-Exempt Trust Series 96C 3204 COPS (Citibank SPA) (A-1+)
9,300,000	1.26	01/02/2004	9,300,000
New York State Housing Finance Agency Service Contract VRDN RB Refunding Series 2003 I (Landebank Hessen-Thueringen LOC) (A-1+)
9,200,000	1.12	01/07/2004	9,200,000
New York State Housing Finance Agency VRDN RB for 20 River Terrace Housing Series 2002 A (Fleet National Bank LOC) (VMIG1)
56,600,000	1.12	01/07/2004	56,600,000
New York State Housing Finance Agency VRDN RB for Housing Historic Front Series 2003 A (Bank of New York LOC) (VMIG1)
5,800,000	1.18	01/07/2004	5,800,000
New York State Housing Finance Agency VRDN RB for Liberty View Apartments Housing Series 1997 A (FNMA) (A-1+)
16,000,000	1.10	01/07/2004	16,000,000

The accompanying notes are an integral part of these financial statements.

Statement of Investments

Financial Square Tax-Free Money Market Fund (continued)
December 31, 2003

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

New York (continued)
New York State Housing Finance Agency VRDN RB for Housing 10 Liberty Street Series 2003 (Fleet National Bank LOC) (VMIG1)
$23,500,000	1.10%	01/07/2004	$23,500,000
New York State Local Government Assistance Corp. VRDN RB Series 1994 B (Westdeutsche Landesbank LOC) (A-1+/VMIG1)
5,000,000	1.08	01/07/2004	5,000,000
New York State Local Government Assistance Corp. VRDN RB Series 1995 C (Landesbank Hessen-Thueringen LOC) (A-1+/VMIG1)
14,420,000	1.10	01/07/2004	14,420,000
New York State Power Authority VRDN RB Subseries 2000 5 (JP Morgan Chase/Bayerishe/Wachovia/State Street/Bank of Winoscotia/Bank of NY LOC) (A-1/VMIG1)
14,900,000	1.10	01/07/2004	14,900,000
New York State Thruway Authority General Revenue CP Series 2001 (Landesbank Hessen-Thueringen LOC) (A-1+)
16,000,000	1.03	03/09/2004	16,000,000
New York State Urban Development Corp. RB Floating Rate Receipts Series 2003 SG 164 (A-1+)
12,900,000	1.25	01/02/2004	12,900,000
New York VRDN GO Adjusted Subseries 2003 A-6 (Landesbank Baden-Wurtim LOC) (A-1+)
12,200,000	1.05	01/07/2004	12,200,000
Rockland County GO RANS (SP-1+/MIG1)
15,000,000	2.00	02/26/2004	15,020,376
Sachem Central School District of Holbrook GO Unlimited Notes TANS Series 2003 (SP-1+)
10,500,000	1.75	06/24/2004	10,539,251
Three Villages Central School District Brookhaven & Smithtown TANS Series 2003 (MIG1)
15,500,000	1.50	06/30/2004	15,545,786
Triborough Bridge & Tunnel Authority Special Obligation VRDN RB Refunding Series 2000 A (FSA) (Morgan Guaranty Trust SPA) (A-1+/VMIG1)
8,400,000	1.10	01/07/2004	8,400,000
Triborough Bridge & Tunnel Authority Special Obligation VRDN RB Refunding Series 2000 C (FSA) (JP Morgan Chase SPA/Lloyds TSB Bank PLC SPA) (A-1+/VMIG1)
19,100,000	1.08	01/07/2004	19,100,000
Triborough Bridge & Tunnel Authority VRDN RB for General Purpose Series 2001 B (AMBAC) (State Street Corp. SPA) (A-1+/VMIG1)
5,100,000	1.08	01/07/2004	5,100,000
Triborough Bridge & Tunnel Authority VRDN RB for General Purpose Series 2001 C (AMBAC) (Bayerische Landesbank SPA) (A-1+/VMIG1)
61,100,000	1.08	01/07/2004	61,100,000
Triborough Bridge & Tunnel Authority VRDN RB General Purpose Series 2003 B (Dexia Credit Local SPA) (A-1+/VMIG1)
42,900,000	1.13>	01/07/2004	42,900,000
Triborough Bridge & Tunnel Authority VRDN RB Merlots Series 2003 A 26 (AMBAC) (Wachovia Bank SPA) (A+/Aa3)
10,395,000	1.17	01/07/2004	10,395,000
Triborough Bridge & Tunnel Authority VRDN RB Refunding for General Purpose Series 2003 F (ABN Amro Bank N.V. SPA) (A-1+/VMIG1)
51,180,000	1.25	01/02/2004	51,180,000

			$935,846,717

North Carolina—2.2%
Cabarrus County VRDN COPS ROCS-RR-II-R-4520 Series 2003 (AMBAC) (Citigroup Global SPA) (A-1+)
$5,350,000	1.30%	01/02/2004	$5,350,000
Charlotte Water & Sewer Systems VRDN RB Refunding Series 2002 C (Bank of America SPA) (A-1+/VMIG1)
41,800,000	1.23	01/02/2004	41,800,000
North Carolina Health Care Facilities VRDN RB Wakemed Project Series 1999 (Wachovia Bank LOC) (A-1)
17,795,000	1.25	01/02/2004	17,795,000
North Carolina State GO VRDN P-Floats-PT-1962 Series 2003 (Merrill Lynch Capital Services SPA) (F-1+)
6,020,000	1.28	01/02/2004	6,020,000
North Carolina State GO VRDN Refunding Series 2002 C (Bayerische Landesbank SPA) (A-1+/VMIG1)
22,100,000	1.06>	01/07/2004	22,100,000
North Carolina State GO VRDN Refunding Series 2002 D (Landesbank Baden-Wurttm SPA) (A-1+/VMIG1)
21,600,000	1.00	01/07/2004	21,600,000
University of North Carolina Hospital Chapel Hill VRDN RB Series 2001 B (Landesbank Hessen-Thueringen SPA) (A-1+/VMIG1)
29,000,000	1.30	01/02/2004	29,000,000
University of North Carolina Hospital Chapel Hill VRDN RB Series 2003 B (Wachovia Bank N.A. SPA) (A-1/VMIG1)
9,375,000	1.20	01/02/2004	9,375,000
Wilmington GO VRDN Refunding Bonds Series 2002 (Wachovia Bank SPA) (A-1/VMIG1)
6,425,000	1.10	01/07/2004	6,425,000
Winston Salem Water & Sewer Systems VRDN RB Series 2002 B (Dexia Credit Local SPA) (A-1+/VMIG1)
9,100,000	1.11	01/07/2004	9,100,000

			$168,565,000

The accompanying notes are an integral part of these financial statements.

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Ohio—2.6%
Franklin County VRDN RB for Trinity Health Credit Series 2000 F (JP Morgan Chase SPA/Bayerische Landesbank SPA) (A-1+/VMIG1)
$74,550,000	1.23%	01/02/2004	$74,550,000
Hamilton County Hospital Facilities VRDN RB for The Health Alliance of Greater Cincinnati Series 1997 B (MBIA) (Credit Suisse First Boston SPA) (A-1/VMIG1)
24,353,000	1.12	01/07/2004	24,353,000
Hamilton County Hospital Facilities VRDN RB for The Health Alliance of Greater Cincinnati Series 1997 F (MBIA) (Credit Suisse First Boston SPA) (A-1/VMIG1)
3,230,000	1.12	01/07/2004	3,230,000
Ohio State GO VRDN ROCS RR II-R-4544 Series 2003 (Citigroup Global SPA) (A-1+)
7,950,000	1.30	01/08/2004	7,950,000
Ohio State University CP Series 2003 C (A-1+/VMIG1/F-1+)
15,000,000	1.05	04/09/2004	15,000,000
Ohio State University General Receipts VRDN RB Series 1999 B-2 (A-1+/VMIG1)
2,985,000	1.13	01/07/2004	2,985,000
Ohio State VRDN Refunding for Infrastructure Improvement Series 2003 B (A-1+/VMIG1/F-1+)
60,615,000	1.12	01/07/2004	60,615,000
Ohio State Water Development Authority VRDN RB Refunding for Water Development Pure Water Series 2002 B (MBIA) (State Street Corp. SPA) (A-1+/VMIG1)
10,000,000	1.10	01/07/2004	10,000,000

			198,683,000

Oklahoma—0.3%
Oklahoma State GO VRDN Floater-PT-1879 Series 2003 (FGIC) (Merrill Lynch SPA)
$10,000,000	1.28%	01/02/2004	$10,000,000
Payne County Economic Development Authority Student Housing VRDN RB for Osuf Phase III Project Series 2002 (AMBAC) (Dexia Credit Local SPA) (VMIG1)
15,470,000	1.26	01/02/2004	15,470,000

			$25,470,000

Oregon—2.0%
Clackamas County Hospital Facility Authority VRDN RB for Legacy Health System Series 2003 (A-1+/VMIG1)
$5,000,000	1.19%	01/07/2004	$5,000,000
Oregon State GO Veteran’s Welfare VRDN Series 1985 73 H (Bayerische Landesbank SPA) (A-1+/VMIG1)
77,400,000	1.13	01/07/2004	77,400,000
Oregon State GO VRDN Series 1985 73 G (JP Morgan Chase SPA) (A-1+/VMIG1)
22,800,000	1.13	01/07/2004	22,800,000
Tri-County Metropolitan Transportation District VRDN RB for Interstate Max Project Series 2001 A (Bayerische Landesbank LOC) (A-1+/VMIG1)
48,030,000	1.20	01/02/2004	48,030,000

			$153,230,000

Pennsylvania—3.6%
Allegheny County Hospital Development Authority VRDN RB for Presbyterian University Health System Series 1990 D (MBIA) (JP Morgan Chase SPA) (A-1+/VMIG1)
$3,360,000	1.27%	01/02/2004	$3,360,000
Allegheny County Hospital Development Authority VRDN RB Health Center Presbyterian Series 1990 B (MBIA) (J.P. Morgan Chase Bank) (A-1+/VMIG1)
7,850,000	1.27	01/02/2004	7,850,000
Commonwealth of Pennsylvania GO Bonds First Series 1994 Eagle Tax-Exempt Trust 943804 Class A COPS (AMBAC) (Citibank SPA) (A-1+)
15,030,000	1.30	01/02/2004	15,030,000
Lancaster County Hospital Authority VRDN RB for Health Center Masonic Homes Project (AMBAC) (A-1/VMIG1)
11,725,000	1.15	01/07/2004	11,725,000
Lancaster County Hospital Authority VRDN RB for Health Center Masonic Homes Series 1999 (AMBAC) (PNC Bank SPA) (A-1/VMIG1)
3,415,000	1.15	01/07/2004	3,415,000
Lancaster County Hospital Authority VRDN RB for Health Center Masonic Homes Series 2001 (AMBAC) (Wachovia SPA) (A-1+/VMIG1)
28,540,000	1.15	01/07/2004	28,540,000
Pennsylvania Intergovernmental Cooperative Authority VRDN Special Tax Refunding for Philadelphia Funding Series 2003 (AMBAC) (JP Morgan Chase SPA) (A-1+/VMIG1)
55,000,000	1.24	01/02/2004	55,000,000
Pennsylvania State University VRDN RB Series 2002 A (Toronto-Dominion Bank SPA) (A-1+/VMIG1)
18,900,000	1.24	01/02/2004	18,900,000
Pennsylvania Turnpike Commission VRDN RB Series 2002 A-1 (Westdeutsche Landesbank SPA) (A-1+/VMIG1)
38,850,000	1.15	01/07/2004	38,850,000
Pennsylvania Turnpike Commission VRDN RB Series 2002 A-3 (Bayerische Landesbank SPA) (A-1+/VMIG1)
36,785,000	1.15	01/07/2004	36,785,000
Pennsylvania Turnpike Commission VRDN RB Series 2002 B (Dexia Credit Local SPA) (A-1+/VMIG1)
28,605,000	1.25	01/02/2004	28,605,000
Philadelphia Hospitals & Higher Education Facilities Authority Hospital VRDN RB for Children’s Hospital Project Series 2003 A (JP Morgan Chanse Bank SPA) (A-1+/VMIG1)
3,500,000	1.30	01/02/2004	3,500,000

The accompanying notes are an integral part of these financial statements.

Statement of Investments

Financial Square Tax-Free Money Market Fund (continued)
December 31, 2003

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Pennsylvania (continued)
Philadelphia Water & Wastewater VRDN RB Refunding Series 2003 (FSA) (Dexia Credit Local) (A-1+/VMIG1)
$14,750,000	1.09%	01/07/2004	$14,750,000
Temple University of the Commonwealth Systems of Higher Education RB for University Funding Obligation (MIG1)
10,425,000	1.20	05/04/2004	10,425,000

			$276,735,000

Puerto Rico—2.4%
Commonwealth of Puerto Rico TRANS Series 2003 (SP-1+/MIG1)
$19,000,000	2.00%	07/30/2004	$19,108,895
Puerto Rico Government Development Bank CP (A-1+)
14,941,000	0.95	01/16/2004	14,941,000
10,075,000	0.98	02/12/2004	10,075,000
20,000,000	1.05	02/13/2004	20,000,000
5,023,000	1.00	02/18/2004	5,023,000
10,148,000	1.10	02/18/2004	10,148,000
16,488,000	1.00	02/19/2004	16,488,000
14,632,000	1.08	02/20/2004	14,632,000
18,530,000	1.08	02/27/2004	18,530,000
9,491,000	1.05	03/09/2004	9,491,000
17,185,000	1.03	03/10/2004	17,185,000
21,000,000	1.08	04/07/2004	21,000,000
5,358,000	1.08	04/16/2004	5,358,000

			$181,979,895

Rhode Island—0.1%
Rhode Island Clean Water Protection Finance Agency VRDN PCRB P-Floats-PT 1403 Series 2002 (Merrill Lynch SPA) (A-1)
$5,165,000	1.28%	01/02/2004	$5,165,000
Rhode Island State Health & Educational Building Corp. VRDN RB for Higher Education Facilities-Brown Series 2003 B (A-1+/VMIG1)
4,000,000	1.20	01/02/2004	4,000,000

			$9,165,000

South Carolina—0.5%
Charleston Waterworks & Sewer VRDN RB Refunding for Capital Improvement Series 2003 A (Bank of America N.A.) (A-1+/VMIG1)
$9,000,000	1.27%	01/02/2004	$9,000,000
South Carolina Eagle Tax-Exempt Trust Series 20014001 Class A (MBIA) (Citibank SPA) (A-1+)
7,000,000	1.30	01/02/2004	7,000,000
South Carolina Public Service Authority CP (A-1+/P-1)
13,000,000	1.05	06/09/2004	13,000,000
South Carolina Public Service Authority VRDN RB P-Floats-PT-1877 Series 2003 (AMBAC) (Merrill Lynch SPA) (AAA)
6,000,000	1.28	01/02/2004	6,000,000
South Carolina State VRDN P-Floats-PT 1225 Series 2000 (Merrill Lynch SPA) (A-1+)
6,805,000	1.25	01/02/2004	6,805,000

			$41,805,000

Tennessee—2.4%
City of Memphis GO CP Series 2001 (Westdeutsche Landesbank SPA) (A-1+/P-1)
$12,500,000	0.95%	02/13/2004	$12,500,000
7,100,000	1.03	03/10/2004	7,100,000
Knoxville Utilities Board VRDN RB Adjusted Subordinate Gas System Notes Series 2000 (FSA) (SunTrust Bank) (A-1+/VMIG1)
2,700,000	1.31	01/02/2004	2,700,000
Metropolitan Government Nashville & Davidson County Health & Education Facilities Board VRDN RB Refunding for Vanderbilt University Series 2000 B (Bayerische Landesbank SPA) (A-1+/VMIG1)
35,385,000	1.23	01/02/2004	35,385,000
Metropolitan Government Nashville & Davidson County Health & Education Facilities Board VRDN RB Refunding for Vanderbilt University Series 2002 B (Bayerische Landesbank SPA) (A-1+/VMIG1)
29,400,000	1.30	01/02/2004	29,400,000
Metropolitan Government Nashville & Davidson County Health & Education Facilities Board VRDN RB Refunding for Vanderbilt University Series 2003 A (Landesbank Hessen-Thueringen SPA) (A-1+/VMIG1)
35,155,000	1.23	01/02/2004	35,155,000
Metropolitan Government of Tennessee CP (A-1+/F-1+)
5,000,000	0.97	02/10/2004	5,000,000
Sevier County Public Building Authority VRDN RB for Local Government Improvement Series 1999 III-F (AMBAC) (Landesbank Hessen-Thueringen Girozentrale LOC) (VMIG1)
25,805,000	1.26	01/02/2004	25,805,000
Shelby Eagle Tax-Exempt Trust Series 20014202 Class A COPS (Citibank SPA) (A-1+)
17,000,000	1.30	01/02/2004	17,000,000
Tennessee GO CP Series A (Tennessee Consolidated Retirement System) (A-1+)
11,250,000	1.00	03/11/2004	11,250,000

			$181,295,000

The accompanying notes are an integral part of these financial statements.

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Texas—13.6%
City of Houston Texas Water & Sewer System CP Notes Series A (Bayerische Landesbank LOC/Westdeutsche Landesbank LOC) (A-1+/P-1)
$5,000,000	0.95%	01/28/2004	$5,000,000
17,000,000	1.00	01/28/2004	17,000,000
37,750,000	0.95	01/29/2004	37,750,000
20,000,000	1.05	01/29/2004	20,000,000
13,000,000	1.03	02/11/2004	13,000,000
11,000,000	0.95	02/18/2004	11,000,000
City of San Antonio Electric & Gas System VRDN Series 1997 SG 105 (Societe Generale SPA) (A-1+)
19,170,000	1.28	01/02/2004	19,170,000
Clear Creek Texas Independent School District GO VRDN ROCS RR II-R-1022 (PSF-GTD) (Citigroup Global Market Holding, Inc.) (A-1+)
8,255,000	1.30	01/02/2004	8,255,000
Coastal Bend Health Facilities Development Corp. VRDN Updates Series 1998 B (AMBAC) (Bank One, N.A. SPA) (SP-1+/VMIG1)
26,800,000	1.15	01/07/2004	26,800,000
Cypress Fairbanks Texas Independent School District VRDN Merlots Series 2001 A129 (Wachovia Bank SPA) (A-1)
9,985,000	1.21	01/07/2004	9,985,000
Dallas Texas Area Rapid Transit CP (A-1+/P-1)
9,000,000	1.05	01/27/2004	9,000,000
Dallas Texas Area Rapid Transit VRDN RB P-Floats-PT 1503 Series 2002 (FGIC) (Merrill Lynch SPA) (A-1)
5,470,000	1.28	01/02/2004	5,470,000
Dallas Texas Area Rapid Transit VRDN RB P-Floats-PT 2069 Series 2003 (AMBAC) (Merril Lynch Capiltal Services SPA) (F-1+)
5,765,000	1.28	01/02/2004	5,765,000
Dallas Texas Independent School District P-Floats-PT 1909 Series 2003 (U.S. Bank Trust N.A.) (F-1+)
5,665,000	1.28	01/02/2004	5,665,000
Harris County GO VRDN Floaters Series 2003885 (A-1)
7,700,000	1.28	01/02/2004	7,700,000
Harris County Health Facilities Development Corp. VRDN RB for Methodist Hospital (A-1+)
239,930,000	1.30	01/02/2004	239,930,000
Harris County Texas Toll Road CP (Dexin Credit Local SPA) (A-1/P-1/F-1+)
37,300,000	1.00	03/10/2004	37,300,000
8,000,000	1.05	04/12/2004	8,000,000
Houston Texas GO VRDN P-Floats-PT 1817 Series 2003 (FSA) (Westdeutsche Landesbank SPA) (A-1+)
5,470,000	1.28	01/02/2004	5,470,000
Houston Texas GO VRDN ROCS RR II-R-1048 (MBIA) (Citigroup Global Markets Holdings Inc. SPA) (VMIG1)
10,340,000	1.30	01/02/2004	10,340,000
Houston Texas Higher Education Finance Corporation Rice University (A-1+/P-1)
6,000,000	0.95	01/16/2004	6,000,000
11,500,000	0.95	02/06/2004	11,500,000
17,000,000	0.95	02/12/2004	17,000,000
Houston Texas TRANS (A-1+/MIG1)
40,000,000	1.50	06/30/2004	40,127,741
North Texas Tollway Authority VRDN RB Dallas North Tollway Systems Floating Rate RCPTS Series 2003 SG-167 (AMBAC) (Socite Generale SPA) (A-1+)
8,975,000	1.28	01/02/2004	8,975,000
Red River Texas Education Financing VRDN RB for Texas Christian University Project Series 2000 (VMIG1)
28,100,000	1.25	01/07/2004	28,100,000
San Antonio Electric & Gas CP
5,000,000	1.02	03/08/2004	5,000,000
San Antonio Electric & Gas System CP Notes Series A (A-1+/ P-1)
10,000,000	0.95	01/13/2004	10,000,000
24,400,000	0.90	01/14/2004	24,400,000
15,900,000	0.95	01/14/2004	15,900,000
5,000,000	0.93	01/22/2004	5,000,000
11,900,000	1.10	02/10/2004	11,900,000
13,700,000	1.05	06/09/2004	13,700,000
San Antonio Electric & Gas VRDN RB Systems Junior Lien Series 2003 (Bank of America SPA) (A-1+/VMIG1)
10,000,000	1.28	01/07/2004	10,000,000
San Antonio Water System CP (A-1/P-1/F-1+)
4,000,000	0.95	01/22/2004	4,000,000
South Texas Community College District VRDN P-Floats-PT 1415 Series 2002 (AMBAC) (Merrill Lynch SPA) (A-1)
6,580,000	1.28	01/02/2004	6,580,000
Texas A & M University CP Series B (A-1+)
19,000,000	0.95	01/21/2004	19,000,000
Texas A & M University Paramount University Fund (A-1+/ F-1+)
5,000,000	0.93	01/21/2004	5,000,000
5,000,000	1.10	08/17/2004	5,000,000
7,000,000	1.10	08/18/2004	7,000,000
6,000,000	1.10	08/19/2004	6,000,000
Texas State P-Floats-PT-1895 Series 2003 (Westdeutsche Landesbank SPA) (A-1+)
5,505,000	1.28	01/02/2004	5,505,000
Texas State GO VRDN P-Floats-PT 1529 Series 2002 (Merrill Lynch SPA) (A-1)
6,800,000	1.28	01/02/2004	6,800,000
Texas State TRANS Series 2003 (A-1+/MIG1)
243,000,000	2.00	08/31/2004	244,380,801
Texas Water Development Board VRDN RB Refunding State Revolving Fund-Sub Series 2003 (JP Morgan Chase Bank SPA) (A-1+/VMIG1)
11,440,000	1.30	01/02/2004	11,440,000

The accompanying notes are an integral part of these financial statements.

Statement of Investments

Financial Square Tax-Free Money Market Fund (continued)
December 31, 2003

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Texas (continued)
University of Texas VRDN RB P-Floats-PT 1698 Series 2003 A (Merrill Lynch SPA) (A-1)
$500,000	1.28%	01/02/2004	$500,000
West Calhoun County Development VRDN RB for Updates-Sohio Chemical Corp. Project Series 1985 (A-1+/P1)
14,000,000	1.30	01/02/2004	14,000,000

			$1,045,408,542

Utah—3.0%
Central Water Conservancy District GO VRDN Refunding for Tender Option Series 1998 E (AMBAC) (JP Morgan Chase SPA) (Landesbank Hessen-Thueringen SPA) (A-1+/VMIG1)
$27,410,000	1.15%	01/07/2004	$27,410,000
Central Water Conservancy District GO VRDN Refunding for Tender Option Series 1998 F (AMBAC) (Landesbank Hessen-Thueringen SPA) (A-1+/VMIG1)
14,640,000	1.15	01/07/2004	14,640,000
Central Water Conservancy District GO VRDN Refunding Series 2002 A (AMBAC) (Landesbank Hessen-Thueringen SPA) (VMIG1)
14,925,000	1.15	01/07/2004	14,925,000
Murray City Hospital VRDN RB for IHC Health Services, Inc. Series 2003 B (A-1+/Aa2)
20,000,000	1.25	01/02/2004	20,000,000
Murray City Hospital VRDN RB for IHC Health Services, Inc. Series 2003 D (A -1+/Aa2)
9,200,000	1.33	01/02/2004	9,200,000
Murray City Hospital VRDN RB for IHC Health Services, Inc. Series 2003 A (A-1+/Aa2)
47,000,000	1.25	01/02/2004	47,000,000
Murray City Hospital VRDN RB for IHC Health Services, Inc. Series 2003 C (A-1+/Aa2)
40,300,000	1.30	01/02/2004	40,300,000
Salt Lake City GO Unlimited Notes TRANS Series 2003
12,000,000	2.00	06/30/2004	12,063,427
University of Utah VRDN RB for Auxiliary & Campus Facilities Series 1997 A (Bank of Nova Scotia SPA) (A-1/VMIG1)
11,120,000	1.25	01/07/2004	11,120,000
Utah County Hospital VRDN RB for IHC Health Services, Inc. Series 2002 C (Westdeutsche Landesbank SPA) (A-1+/VMIG1)
10,000,000	1.12	01/02/2004	10,000,000
Utah Transit Authority Sales Tax VRDN RB Subseries 2002 B (Bayerische Landesbank LOC) (A-1+/VMIG1)
7,500,000	1.22	01/02/2004	7,500,000
Utah Water Finance Agency VRDN RB Series 2002 A1 (AMBAC) (JP Morgan Chase SPA) (VMIG1)
8,245,000	1.20	01/07/2004	8,245,000
Weber County Hospital VRDN RB for IHC Health Services, Inc. Series 2000 A (Dexia Credit Local SPA) (A-1+/VMIG1)
6,000,000	1.33	01/02/2004	6,000,000

			$228,403,427

Virginia—1.5%
Fairfax County Virginia GO Series 2003 B (AAA/Aaa)
$9,765,000	2.00%	06/01/2004	$9,804,299
Fairfax Virginia County Economic DAR VRDN RB for Smithsonian Institution Series 2003 A (Bank of America N.A. SPA) (A-1+/VMIG1)
20,800,000	1.18	01/02/2004	20,800,000
Fairfax Virginia County Economic DAR VRDN RB for Smithsonian Institution Series 2003 B (Bank of America N.A. SPA) (A-1+/VMIG1)
5,000,000	1.25	01/02/2004	5,000,000
Loudoun Virginia County IDA VRDN RB for Howard Hughes Medical Institution Series 2003 F (A-1+/VMIG1)
13,685,000	1.06	01/07/2004	13,685,000
Roanoke IDA Hospital VRDN RB Refunding for Carilion Health System Series 2002 B (JP Morgan Chase SPA) (A-1+/VMIG1)
30,810,000	1.30	01/02/2004	30,810,000
Roanoke IDA Hospital VRDN RB Refunding for Carilion Health System Series 2002 C (Wachovia Bank N.A. SPA) (A-1/VMIG1)
5,100,000	1.18	01/02/2004	5,100,000
Roanoke IDA Hospital VRDN RB Refunding for Carilion Health Systems Series 2002 D (Bank of America N.A.) (A-1+/VMIG1)
16,545,000	1.30	01/02/2004	16,545,000
Virginia College Building Authority Educational Facilities RB for 21st Century College Program Series 2000 (AA+/Aa1)
9,220,000	5.75	02/02/2004	9,257,046
Virginia College Building Authority Educational Facilities VRDN RB for The University of Richmond Project Series 1999 (Suntrust Bank SPA) (VMIG1)
3,000,000	1.15	01/07/2004	3,000,000

			$114,001,345

Washington—3.8%
Energy Northwest Electric VRDN RB Merlots Series 2003-A04 (MBIA) (Wachovia Bank SPA) (VMIG1)
$8,805,000	1.21%	01/07/2004	$8,805,000
Energy Northwest Electric VRDN RB Refunding Project No. 3 Series 2003 E (JP Morgan Chase LOC) (A-1+/VMIG1)
46,125,000	1.15	01/07/2004	46,125,000
Grant County Public Utility District Eagle Trust Series 20014702 Class A (FSA) (Citibank SPA) (A-1+)
8,810,000	1.30	01/02/2004	8,810,000
King & Snohomish Counties Washington School District #417 Northshore GO VRDN P-Floats-PT 1445 Series 2002 (Merrill Lynch SPA) (A-1)
5,230,000	1.28	01/02/2004	5,230,000

The accompanying notes are an integral part of these financial statements.

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Washington (continued)
King County School District No. 401 Highline Public Schools GO VRDN PT 1423 (FGIC) (Merrill Lynch SPA) (A-1)
$11,165,000	1.28%	01/02/2004	$11,165,000
King County Sewer RB CP Series 2002 A (Bayerische Landesbank SPA) (A-1)
15,000,000	0.95	01/12/2004	15,000,000
Port Seattle VRDN RB Floaters Series 2003 849-D (MBIA) (A-1)
14,460,000	1.29	01/02/2004	14,460,000
Snohomish County Public Utility District No. 1 VRDN RB Adjusted Refunding Series 2002 A-1 (FSA) (Dexia Credit Local SPA) (A-1+/VMIG1)
6,150,000	1.09	01/07/2004	6,150,000
Snohomish County Public Utility District No. 1 VRDN RB Adjusted Refunding Series 2002 A-2 (FSA) (Dexia Credit Local SPA) (A-1+/VMIG1)
12,035,000	1.09	01/07/2004	12,035,000
State of Washington Eagle Tax-Exempt Trust Series 2000 Class A COPS (Citibank SPA) (A-1+)
12,000,000	1.30	01/02/2004	12,000,000
Tacoma Regional Water Supply Systems VRDN RB Merlots Series 2003-B05 (MBIA) (Wachovia Bank SPA) (VMIG1)
13,880,000	1.21	01/07/2004	13,880,000
Washington Public Power Supply System Nuclear Project No. 1 VRDN Refunding Series 1993 1A-2 (Bank of America LOC) (A-1+/VMIG2)
4,770,000	1.07	01/07/2004	4,770,000
Washington State GO VRDN P-Floats-PT 433 Series 2000 (MBIA) (Merrill Lynch SPA) (A-1)
19,865,000	1.28	01/02/2004	19,865,000
Washington State Eagle Tax-Exempt Trust Series 20024701 Class A (FSA) (Citibank SPA) (A-1+)
10,060,000	1.30	01/02/2004	10,060,000
Washington State Eagle Tax-Exempt Trust Series 20024703 Class A (MBIA) (Citibank SPA) (A-1+)
6,915,000	1.30	01/02/2004	6,915,000
Washington State Eagle Tax-Exempt Trust Series 984702 Class A (Citibank SPA) (A-1+)
6,500,000	1.30	01/02/2004	6,500,000
Washington State GO Series 1994 A (AA+/Aa1)
7,000,000	6.10	09/01/2004	7,232,412
Washington State GO Series 2003 A (AA+/Aa1)
12,890,000	6.00	09/01/2004	13,309,567
Washington State GO Eagle Tax-Exempt Trust Series 96C 4704 Class A (Citibank SPA) (A-1+)
8,525,000	1.30	01/02/2004	8,525,000
Washington State GO VRDN for Merlots Series 2002 A57 (MBIA) (Wachovia Bank SPA) (VMIG1)
20,610,000	1.21	01/07/2004	20,610,000
Washington State GO VRDN for Merlots Series 2002 A65 (MBIA) (Wachovia Bank SPA) (VMIG1)
7,620,000	1.21	01/07/2004	7,620,000
Washington State GO VRDN for Merlots Series 2003 B23 (MBIA) (Wachovia Bank SPA) (VMIG1)
18,200,000	1.21	01/07/2004	18,200,000
Washington State GO VRDN P-Floats-PT 1407 Series 2002 (Merrill Lynch SPA) (A-1+)
7,495,000	1.28	01/02/2004	7,495,000
Washington State GO VRDN P-Floats-PT 775 Series 2003 (FSA) (Svenska Handelsbanken SPA) (A-1+)
2,310,000	1.30	01/02/2004	2,310,000
Washington State P-Floats-PT 1781 Series 2003 (AAA/F-1+)
7,050,000	1.28	01/02/2004	7,050,000

			$294,121,979

West Virginia—0.1%
Marshall County VRDN PCRB Updates-Mountaineer Carbon Co. (A-1+/P1)
$9,000,000	1.30%	01/02/2004	$9,000,000

Wisconsin—1.0%
Milwaukee Metropolitan Sewage District GO Capital Purpose Bonds Series 1992 A Eagle Tax-Exempt Trust Series 944905 Class A (Citibank SPA) (A-1)
$10,300,000	1.30%	01/02/2004	$10,300,000
Southeast Professional Baseball Park District Sales Tax Revenue VRDN P-Floats-PT 425 Series 2002 (MBIA) (Merrill Lynch SPA) (A-1)
5,500,000	1.28	01/02/2004	5,500,000
Wisconsin Eagle Tax-Exempt Trust Series 20004901 Class A (Citibank SPA) (A-1+)
7,615,000	1.30	01/02/2004	7,615,000
Wisconsin State GO VRDN Floater-PT 1507 Series 2002 (FGIC) (Merrill Lynch SPA) (A-1)
5,850,000	1.28	01/02/2004	5,850,000
Wisconsin State Health & Educational Facilities Authority VRDN RB for Aurora Health Care Series 1999 C (Bank One LOC) (A-1)
39,000,000	1.12	01/07/2004	39,000,000

The accompanying notes are an integral part of these financial statements.

Statement of Investments

Financial Square Tax-Free Money Market Fund (continued)
December 31, 2003

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Wisconsin (continued)
Wisconsin State Operating Revenue Notes Series 2003 (SP-1+/MIG1)
$5,000,000	2.25%	06/15/2004	$5,027,404

			$73,292,404

Total Investments			$7,675,275,202

>	All or portion represents a forward commitment.

Interest rates represent either the stated coupon rate, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the stated date on the security, the next interest reset date for floating rate securities, or the prerefunded date for those types of securities.

Security ratings are obtained from Standard & Poor’s/Moody’s Investors Service and are unaudited.

The percentage shown for each category reflects the value of investments in that category as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.

Investment Abbreviations:

AMBAC	—	Insured by American Municipal Bond Assurance Corp.
COPS	—	Certificates of Participation
CP	—	Commercial Paper
DAR	—	Development Authority Revenue
FGIC	—	Insured by Financial Guaranty Insurance Co.
FHLMC	—	Insured Federal Home Loan Mortgage Corp.
FNMA	—	Insured by Federal National Mortgage Assoc.
FSA	—	Insured by Financial Security Assurance Co.
GO	—	General Obligation
IDA	—	Industrial Development Authority
IDB	—	Industrial Development Bond
IDRB	—	Industrial Development Revenue Bond
LOC	—	Letter of Credit
MBIA	—	Insured by Municipal Bond Investors Assurance
MF Hsg.	—	Multi-Family Housing
PCRB	—	Pollution Control Revenue Bond
PSF-GTD	—	Guaranteed by Permanent School Fund
RANS	—	Revenue Anticipation Notes
RB	—	Revenue Bond
ROCS	—	Reset Option Certificates
SPA	—	Stand-by-Purchase Agreement
TANS	—	Tax Anticipation Notes
TFA	—	Transportation Finance Authority
TRANS	—	Tax Revenue Anticipation Notes
VRDN	—	Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust—Financial Square Funds

Statements of Assets and Liabilities
December 31, 2003

	Prime	Money
	Obligations	Market
	Fund	Fund

Assets:
Investment in securities, at value based on amortized cost	$26,451,384,439	$10,686,448,366
Repurchase Agreements	2,070,500,000	680,300,000
Cash	79,282	37,143
Receivables:
Interest	20,591,423	9,903,585
Fund shares sold	56,822	1,154,234
Reimbursement from investment adviser	—	—
Other assets	533,407	188,635

Total assets	28,543,145,373	11,378,031,963

Liabilities:
Payables:
Investment securities purchased	—	—
Income distribution	11,793,832	3,754,563
Fund shares repurchased	470,014	551,776
Amounts owed to affiliates	3,941,961	1,512,451
Accrued expenses and other liabilities	2,025,331	547,395

Total liabilities	18,231,138	6,366,185

Net Assets:
Paid-in capital	28,524,914,235	11,371,665,778
Accumulated net realized loss on investment transactions	—	—

Net assets	$28,524,914,235	$11,371,665,778

Net asset value, offering and redemption price per share:	$1.00	$1.00

Shares outstanding:
FST Shares	22,750,509,636	10,389,311,809
FST Select Shares	53,859,159	93,037,655
FST Preferred Shares	1,427,970,395	113,299,092
FST Capital Shares	339,342,363	24,180,314
FST Administration Shares	3,080,780,236	447,290,360
FST Service Shares	872,452,446	304,546,548

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	28,524,914,235	11,371,665,778

The accompanying notes are an integral part of these financial statements.

Treasury	Treasury			Tax-Free
Obligations	Instruments	Government	Federal	Money Market
Fund	Fund	Fund	Fund	Fund

$604,967,617	$1,719,292,129	$2,738,288,348	$8,305,411,873	$7,675,275,202
3,374,600,000	—	1,060,500,000	—	—
57,961	10,012	31,564	71,156	10,004,715
6,639,008	2,509,610	6,461,065	12,318,173	18,236,614
200,008	—	60,800	647	98,918
30,440	37,459	60,017	—	—
47,175	29,670	96,742	102,099	139,163

3,986,542,209	1,721,878,880	3,805,498,536	8,317,903,948	7,703,754,612

—	584,814,705	49,997,500	199,989,970	32,100,926
1,442,416	468,594	1,469,584	1,462,145	1,475,357
350,000	—	—	—	3,045
644,028	180,074	533,949	1,231,640	1,020,071
709,113	183,447	522,328	570,795	259,342

3,145,557	585,646,820	52,523,361	203,254,550	34,858,741

3,983,396,652	1,136,232,060	3,752,975,175	8,114,649,398	7,669,083,211
—	—	—	—	(187,340)

$3,983,396,652	$1,136,232,060	$3,752,975,175	$8,114,649,398	$7,668,895,871

$1.00	$1.00	$1.00	$1.00	$1.00

1,700,015,842	805,747,378	1,906,071,273	7,076,044,042	7,052,171,879
9,513,079	1,120	114,133,113	19,273	75,811,112
501,231,171	8,052,753	433,695,343	108,636,717	204,104,093
10,980,147	22,662,045	117,415,753	4,748,029	2,783,399
1,199,362,280	187,685,259	934,764,060	419,747,301	273,664,693
562,294,133	112,083,505	246,895,633	505,454,036	60,411,286

3,983,396,652	1,136,232,060	3,752,975,175	8,114,649,398	7,668,946,462

Goldman Sachs Trust—Financial Square Funds

Statements of Operations
For the Year Ended December 31, 2003

	Prime	Money
	Obligations	Market
	Fund	Fund

Investment income:
Interest	$331,754,482	$135,526,923

Expenses:
Management fees	54,762,363	22,225,399
Administration Share fees	8,026,896	1,045,986
Service Share fees	4,901,376	1,730,813
Custody and accounting fees	1,779,128	900,978
Preferred Share fees	1,787,993	125,563
Registration fees	236,134	131,900
Capital Share fees	460,117	30,823
Professional fees	65,893	61,691
Printing fees	27,030	27,030
Select Share fees	40,272	17,919
Trustee fees	10,861	10,861
Other	494,974	222,644

Total expenses	72,593,037	26,531,607
Less—expense reductions	(9,350,177)	(3,795,055)

Net expenses	63,242,860	22,736,552

Net investment income	268,511,622	112,790,371

Net realized gain (loss) on investment transactions	267,584	99,704

Net increase in net assets resulting from operations	$268,779,206	$112,890,075

The accompanying notes are an integral part of these financial statements.

Treasury	Treasury			Tax-Free
Obligations	Instruments	Government	Federal	Money Market
Fund	Fund	Fund	Fund	Fund

$51,537,019	$11,851,220	$53,352,328	$99,747,980	$69,000,675

9,367,836	2,321,169	8,891,505	17,142,079	13,510,893
3,728,654	482,424	2,570,073	1,359,606	732,157
3,143,134	420,265	1,430,285	2,583,311	300,900
574,617	317,393	520,855	723,620	575,616
574,158	23,431	433,744	99,995	212,579
113,684	76,368	100,872	133,273	88,795
12,671	4,906	204,172	5,704	4,569
59,013	55,013	56,134	64,100	52,703
27,030	27,030	27,030	27,030	27,030
20,321	155	40,732	6	7,174
10,861	10,861	10,861	10,861	10,861
127,309	57,268	159,045	215,446	111,826

17,759,288	3,796,283	14,445,308	22,365,031	15,635,103
(956,688)	(548,838)	(1,784,215)	(1,255,769)	(2,651,805)

16,802,600	3,247,445	12,661,093	21,109,262	12,983,298

34,734,419	8,603,775	40,691,235	78,638,718	56,017,377

2,011,255	525,657	132,562	1,023,647	(187,340)

$36,745,674	$9,129,432	$40,823,797	$79,662,365	$55,830,037

Goldman Sachs Trust—Financial Square Funds

Statements of Changes in Net Assets
For the Year Ended December 31, 2003

	Prime	Money
	Obligations	Market
	Fund	Fund

From operations:
Net investment income	$268,511,622	$112,790,371
Net realized gain (loss) on investment transactions	267,584	99,704

Net increase in net assets resulting from operations	268,779,206	112,890,075

Distributions to shareholders:
From net investment income
FST Shares	(215,994,373)	(105,482,669)
FST Select Shares	(1,423,245)	(618,328)
FST Preferred Shares	(17,097,317)	(1,236,439)
FST Capital Shares	(2,899,080)	(174,606)
FST Administration Shares	(25,849,019)	(3,398,251)
FST Service Shares	(5,516,172)	(1,979,782)

Total distributions to shareholders	(268,779,206)	(112,890,075)

From share transactions (at $1.00 per share):
Proceeds from sales of shares	225,087,976,745	69,260,071,771
Reinvestment of dividends and distributions	119,207,698	60,261,263
Cost of shares repurchased	(226,225,840,901)	(68,212,292,973)

Net increase (decrease) in net assets resulting from share transactions	(1,018,656,458)	1,108,040,061

Total increase (decrease)	(1,018,656,458)	1,108,040,061
Net assets:
Beginning of year	29,543,570,693	10,263,625,717

End of year	$28,524,914,235	$11,371,665,778

The accompanying notes are an integral part of these financial statements.

Treasury	Treasury			Tax-Free
Obligations	Instruments	Government	Federal	Money Market
Fund	Fund	Fund	Fund	Fund

$34,734,419	$8,603,775	$40,691,235	$78,638,718	$56,017,377
2,011,255	525,657	132,562	1,023,647	(187,340)

36,745,674	9,129,432	40,823,797	79,662,365	55,830,037

(17,437,213)	(7,361,361)	(24,508,107)	(72,022,335)	(52,104,038)
(620,741)	(4,742)	(1,392,138)	(185)	(204,005)
(4,988,134)	(191,426)	(4,163,954)	(881,502)	(1,672,154)
(63,479)	(24,544)	(1,180,290)	(29,582)	(22,700)
(10,578,410)	(1,234,309)	(8,020,716)	(4,149,757)	(1,782,793)
(3,057,697)	(313,050)	(1,558,592)	(2,579,004)	(231,687)

(36,745,674)	(9,129,432)	(40,823,797)	(79,662,365)	(56,017,377)

25,866,324,129	6,717,213,489	32,965,605,463	34,866,591,689	35,564,333,193
13,065,921	2,450,576	17,072,247	57,770,699	40,356,091
(27,398,313,328)	(6,891,820,130)	(34,842,459,560)	(37,223,034,176)	(32,934,054,242)

(1,518,923,278)	(172,156,065)	(1,859,781,850)	(2,298,671,788)	2,670,635,042

(1,518,923,278)	(172,156,065)	(1,859,781,850)	(2,298,671,788)	2,670,447,702
5,502,319,930	1,308,388,125	5,612,757,025	10,413,321,186	4,998,448,169

$3,983,396,652	$1,136,232,060	$3,752,975,175	$8,114,649,398	$7,668,895,871

Goldman Sachs Trust—Financial Square Funds

Statements of Changes in Net Assets
For the Year Ended December 31, 2002

	Prime	Money
	Obligations	Market
	Fund(a)	Fund(a)

From operations:
Net investment income	$456,275,134	$226,575,484
Net realized gain on investment transactions	705,761	107,640

Net increase in net assets resulting from operations	456,980,895	226,683,124

Distributions to shareholders:
From net investment income
FST Shares	(374,118,889)	(208,315,863)
FST Select Shares	(2,283,209)	(1,428,517)
FST Preferred Shares	(22,628,669)	(2,783,095)
FST Capital Shares	(693,993)	(5)
FST Administration Shares	(42,937,785)	(8,597,768)
FST Service Shares	(14,318,350)	(5,557,876)

Total distributions to shareholders	(456,980,895)	(226,683,124)

From share transactions (at $1.00 per share):
Proceeds from sales of shares	234,971,119,330	100,763,527,489
Reinvestment of dividends and distributions	225,924,771	125,631,709
Cost of shares repurchased	(236,305,167,665)	(108,169,121,311)

Net increase (decrease) in net assets resulting from share transactions	(1,108,123,564)	(7,279,962,113)

Total increase (decrease)	(1,108,123,564)	(7,279,962,113)
Net assets:
Beginning of year	30,651,694,257	17,543,587,830

End of year	$29,543,570,693	$10,263,625,717

(a)	FST Capital Shares commenced operations on August 12, 2002.

The accompanying notes are an integral part of these financial statements.

Treasury	Treasury			Tax-Free
Obligations	Instruments	Government	Federal	Money Market
Fund(a)	Fund(a)	Fund(a)	Fund(a)	Fund(a)

$79,188,014	$15,776,030	$85,256,647	$191,045,867	$55,295,405
4,534,964	962,664	128,835	1,454,939	138,584

83,722,978	16,738,694	85,385,482	192,500,806	55,433,989

(42,435,378)	(13,993,735)	(45,460,809)	(173,339,625)	(50,332,298)
(879,357)	(51,070)	(2,816,133)	(1,950)	(32,320)
(8,221,692)	(644,319)	(14,577,981)	(1,285,812)	(2,626,176)
(5)	(27,413)	(38,681)	(5)	(7,219)
(20,436,977)	(1,061,863)	(18,058,779)	(10,244,711)	(1,770,208)
(11,749,569)	(960,294)	(4,433,099)	(7,628,703)	(527,184)

(83,722,978)	(16,738,694)	(85,385,482)	(192,500,806)	(55,295,405)

32,360,830,621	6,688,311,327	46,842,799,132	48,059,231,121	22,548,068,053
40,543,397	5,532,514	35,254,396	140,561,911	36,189,254
(33,830,788,310)	(6,841,902,502)	(48,115,354,861)	(54,015,567,214)	(21,406,619,919)

(1,429,414,292)	(148,058,661)	(1,237,301,333)	(5,815,774,182)	1,177,637,388

(1,429,414,292)	(148,058,661)	(1,237,301,333)	(5,815,774,182)	1,177,775,972
6,931,734,222	1,456,446,786	6,850,058,358	16,229,095,368	3,820,672,197

$5,502,319,930	$1,308,388,125	$5,612,757,025	$10,413,321,186	$4,998,448,169

Goldman Sachs Trust-Financial Square Funds

Notes to Financial Statements
December 31, 2003

1. Organization

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940 (as amended) as an open-end, management investment company. The Trust includes the Financial Square Funds, collectively, “the Funds”, or individually, a “Fund”. Financial Square consists of seven diversified funds: Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal and Tax-Free Money Market. The Funds offer six classes of shares — FST Shares, FST Select Shares, FST Preferred Shares, FST Capital Shares, FST Administration Shares and FST Service Shares. The investment objective of the Funds is to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high quality money market instruments.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation—

Each Fund uses the amortized-cost method for valuing portfolio securities, which approximates market value. Under this method, all investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

B. Security Transactions and Interest Income—

Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. Net investment income (other than class specific expenses) and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C. Federal Taxes—

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable and tax-exempt income to its shareholders. Accordingly, no federal tax provisions are required. Income distributions to shareholders are recorded on the ex-dividend date, declared daily and paid monthly by the Funds.
   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules. There were no significant book-to-tax differences. Each Fund has distributed substantially all of its current year income and realized gains. The tax character of distributions paid during 2003 and 2002 was from ordinary income for the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government and Federal Funds and from tax-exempt income for Tax-Free Money Market Fund.
   At December 31, 2003 (tax year-end), the following Fund had a capital loss carryforward for U.S. federal tax purposes of approximately:

		Year of
Fund	Amount	Expiration

Tax-Free Money Market	$187,000	2011

   This amount is available to be carried forward to offset future net capital gains to the extent permitted by applicable laws or regulations.

   The amortized cost for each Fund stated in the accompanying Statements of Assets and Liabilities also represents aggregate cost for U.S. federal income tax purposes.

D. Expenses—

Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line or pro-rata basis depending upon the nature of the expense. FST Select, FST Preferred, FST Capital, FST Administration and FST Service Shares bear all expenses and fees relating to their respective service plans.

E. Forward Commitment Transactions—

The Funds may enter into forward commitments. These transactions involve a commitment by the Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond a customary settlement. As a result of entering into these transactions, the Funds are required to segregate liquid assets equal to or greater than the market value of the corresponding transactions.

F. Repurchase Agreements—

Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to equal or exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian or designated subcustodians under triparty repurchase agreements.

3. Agreements

Goldman Sachs Funds Management, L.P., a subsidiary of The Goldman Sachs Group, Inc., was renamed Goldman Sachs Asset Management, L.P. (“GSAM” or the “Adviser”) effective at the end of April 2003 and assumed Goldman, Sachs & Co.’s (“Goldman Sachs”) investment advisory responsibilities under its Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Funds. The fees payable under the Agreement, and the personnel who manage the Funds, did not change as a result of GSAM’s assumption of responsibilities. GSAM is an affiliate of Goldman Sachs, and under the Agreement, manages the Funds, subject to the general supervision of the Trust’s Board of Trustees.
   As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management Fee”) computed daily and payable monthly, at an annual rate equal to .205% of each Fund’s average daily net assets.
   For the year ended December 31, 2003, GSAM has voluntarily agreed to waive a portion of its Management Fee equal annually to .035% of the average daily net assets of Prime Obligations, Money Market, Government and Tax-Free Money Market Funds and .015% of the average daily net assets of the Treasury Obligations, Treasury Instruments and Federal Funds.
   Additionally, GSAM has voluntarily agreed to limit “Other Expenses” (excluding Management fees, service organization fees, taxes, interest, brokerage, litigation, indemnification, shareholder meeting and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, .01% (rounded) of the average daily net assets of each Fund.
   In addition, the Funds have entered into certain expense offset arrangements with the custodian resulting in a reduction in the Funds’ expenses.

Goldman Sachs Trust—Financial Square Funds

Notes to Financial Statements (continued)
December 31, 2003

   For the year ended December 31, 2003, the expense reductions were as follows (in thousands):

		Expenses	Custody
	Management	Reimbursed	Fee
Fund	Fees Waived	by Adviser	Reductions	Total

Prime Obligations	$9,349	$—	$1	$9,350

Money Market	3,794	—	1	3,795

Treasury Obligations	685	271	1	957

Treasury Instruments	170	377	2	549

Government	1,518	260	6	1,784

Federal	1,254	1	1	1,256

Tax-Free Money Market	2,307	—	345	2,652

   Goldman Sachs serves as Transfer Agent and Distributor of shares of the Funds pursuant to Transfer Agent and Distribution Agreements and receives no separate fee.

   At December 31, 2003, the amounts owed to affiliates were as follows (in thousands):

			Over
			Reimbursement of
		Affiliated	Expenses by
Fund	Management	Dealers	Adviser	Total

Prime Obligations	$3,941	$1	$—	$3,942

Money Market	1,512	—	—	1,512

Treasury Obligations	644	—	—	644

Treasury Instruments	180	—	—	180

Government	533	1	—	534

Federal	1,217	1	14	1,232

Tax-Free Money Market	1,020	—	—	1,020

4. Select, Preferred, Capital, Administration and Service Plans

The Trust, on behalf of each Fund, has adopted Service Plans. These plans allow for FST Select, FST Preferred, FST Capital, FST Administration and FST Service Shares, respectively, to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plans for FST Select, FST Preferred, FST Capital, FST Administration and FST Service Shares provide for compensation to the service organizations in an amount up to 0.03%, 0.10%, 0.15%, 0.25% and 0.50% (on an annual basis), respectively, of the average daily net asset value of the respective shares.

5. Line of Credit Facility

The Funds participate in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. During the year ended December 31, 2003, the Funds did not have any borrowings under this facility.

6. Portfolio Concentrations

As a result of the Tax-Free Money Market Fund’s ability to invest a large percentage of its assets in obligations of issuers within certain states, it is subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting such states.

7. Certain Reclassifications

In order to present the capital accounts on a tax basis, the Tax-Free Money Market Fund reclassified $27,648 from accumulated net realized gain on investment transactions to paid-in capital. This reclassification has no impact on the net asset value of the Fund. This reclassification resulted from retained long term capital gains. All taxable Funds classified short term capital gain distributions as distributions from net investment income.

8. Joint Repurchase Agreement Accounts

The Funds, together with other registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash balances into joint accounts, the daily aggregate balances of which are invested in one or more repurchase agreements.
   At December 31, 2003, the Prime Obligations, Money Market, Treasury Obligations and Government Funds had undivided interests in the following Joint Repurchase Agreement Account I, which equaled $120,500,000, $110,300,000, $1,809,600,000 and $60,500,000, in principal amount, respectively. At December 31, 2003, the following repurchase agreements held in this Joint Repurchase Agreement Account I were fully collateralized by U.S. Treasury obligations.

JOINT REPURCHASE AGREEMENT ACCOUNT I

Repurchase	Principal	Interest	Maturity	Maturity
Agreements	Amount	Rate	Date	Value

ABN AMRO, Inc.
	$800,000,000	0.85%	01/02/2004	$800,037,778
J.P. Morgan Chase & Co.
	401,600,000	0.85	01/02/2004	401,618,964
Merrill Lynch & Co., Inc.
	600,000,000	0.80	01/02/2004	600,026,667
UBS LLC
	400,000,000	0.84	01/02/2004	400,018,667
UBS LLC
	700,000,000	0.84	01/02/2004	700,032,667

TOTAL	$2,901,600,000			$2,901,734,743

   At December 31, 2003, the Prime Obligations, Money Market, and Government Funds had undivided interests in the following Joint Repurchase Agreement Account II, which equaled $1,800,000,000, $420,000,000 and $400,000,000, respectively, in principal amount. At December 31, 2003, the following repurchase agreements held in this Joint Repurchase Agreement Account II were fully collateralized by Federal Agency obligations.

JOINT REPURCHASE AGREEMENT ACCOUNT II

Repurchase	Principal	Interest	Maturity	Maturity
Agreements	Amount	Rate	Date	Value

ABN AMRO, Inc.
	$150,000,000	0.98%	01/02/2004	$150,008,167
Banc of America Securities LLC
	500,000,000	1.01	01/02/2004	500,028,056
Barclays Capital PLC
	200,000,000	1.00	01/02/2004	200,011,111
Deutsche Bank Securities, Inc.
	500,000,000	0.98	01/02/2004	500,027,222
Greenwich Capital Markets
	400,000,000	1.01	01/02/2004	400,022,444
J.P. Morgan Chase & Co.
	400,000,000	1.01	01/02/2004	400,022,444
Morgan Stanley
	100,000,000	0.90	01/02/2004	100,005,000
Morgan Stanley
	220,000,000	0.99	01/02/2004	220,012,100
UBS LLC
	248,400,000	0.97	01/02/2004	248,413,386
UBS LLC
	380,000,000	0.98	01/02/2004	380,020,689
UBS LLC
	500,000,000	1.00	01/02/2004	500,027,778
Westdeutsche Landesbank AG
	300,000,000	1.02	01/02/2004	300,017,000

TOTAL	$3,898,400,000			$3,898,615,397

9. Other Matters

Pursuant to Securities and Exchange Commission (“SEC”) exemptive orders, certain of the Funds may enter into certain principal transactions with Goldman Sachs.

Goldman Sachs Trust—Financial Square Funds

Notes to Financial Statements (continued)
December 31, 2003

10. Summary of Share Transactions (at $1.00 per share)

Share activity for the year ended December 31, 2003 is as follows:

	Prime
	Obligations	Money Market
	Fund	Fund

FST Shares:
Shares sold	172,811,517,351	62,660,685,275
Reinvestment of dividends and distributions	96,091,795	55,174,520
Shares repurchased	(172,722,811,886)	(61,521,396,137)

	184,797,260	1,194,463,658

FST Select Shares:
Shares sold	2,656,012,319	761,238,343
Reinvestment of dividends and distributions	1,115,648	606,864
Shares repurchased	(2,799,045,343)	(671,553,111)

	(141,917,376)	90,292,096

FST Preferred Shares:
Shares sold	16,016,232,199	754,996,661
Reinvestment of dividends and distributions	11,176,931	1,184,863
Shares repurchased	(16,951,764,867)	(819,561,521)

	(924,355,737)	(63,379,997)

FST Capital Shares:
Shares sold	4,340,557,731	37,679,143
Reinvestment of dividends and distributions	454,015	172,532
Shares repurchased	(4,430,363,397)	(13,672,366)

	(89,351,651)	24,179,309

FST Administration Shares:
Shares sold	20,429,710,746	4,085,890,635
Reinvestment of dividends and distributions	7,142,395	2,177,269
Shares repurchased	(20,283,839,939)	(4,121,136,043)

	153,013,202	(33,068,139)

FST Service Shares:
Shares sold	8,833,946,399	959,581,714
Reinvestment of dividends and distributions	3,226,914	945,215
Shares repurchased	(9,038,015,469)	(1,064,973,795)

	(200,842,156)	(104,446,866)

Net increase (decrease) in shares	(1,018,656,458)	1,108,040,061

Treasury	Treasury
Obligations	Instruments	Government	Federal	Tax-Free Money
Fund	Fund	Fund	Fund	Market Fund

11,063,249,161	4,463,918,390	16,277,555,979	27,366,286,190	33,019,921,699
8,225,115	1,790,706	9,067,140	54,318,562	39,376,645
(11,638,885,984)	(4,630,997,116)	(17,443,088,876)	(29,300,402,600)	(30,544,377,238)

(567,411,708)	(165,288,020)	(1,156,465,757)	(1,879,797,848)	2,514,921,106

40,000,000	30,000,000	495,505,489	161	198,230,268
574,483	3,192	1,218,237	29	84,149
(97,499,895)	(35,006,275)	(625,989,114)	—	(122,533,379)

(56,925,412)	(5,003,083)	(129,265,388)	190	75,781,038

1,383,344,871	40,792,550	6,209,624,911	691,224,728	511,714,412
377,606	123,988	2,729,162	109,022	132,274
(1,720,989,090)	(61,537,188)	(6,768,706,427)	(704,440,767)	(485,562,793)

(337,266,613)	(20,620,650)	(556,352,354)	(13,107,017)	26,283,893

10,994,166	296,373,878	3,121,738,293	5,102,442	2,484,472
14,803	23,080	849,849	29,582	18,320
(29,827)	(287,349,268)	(3,032,632,013)	(385,000)	(6,940,858)

10,979,142	9,047,690	89,956,129	4,747,024	(4,438,066)

8,306,001,939	1,220,604,537	5,298,096,032	2,649,221,538	1,369,677,183
1,594,356	405,682	2,795,241	1,839,467	632,852
(8,504,998,895)	(1,241,511,087)	(5,310,527,605)	(2,916,896,125)	(1,303,431,828)

(197,402,600)	(20,500,868)	(9,636,332)	(265,835,120)	66,878,207

5,062,733,992	665,524,134	1,563,084,759	4,154,756,630	462,305,159
2,279,558	103,928	412,618	1,474,037	111,851
(5,435,909,637)	(635,419,196)	(1,661,515,525)	(4,300,909,684)	(471,208,146)

(370,896,087)	30,208,866	(98,018,148)	(144,679,017)	(8,791,136)

(1,518,923,278)	(172,156,065)	(1,859,781,850)	(2,298,671,788)	2,670,635,042

Goldman Sachs Trust—Financial Square Funds

Notes to Financial Statements (continued)
December 31, 2003

10. Summary of Share Transactions (at $1.00 per share) (continued)

Share activity for the year ended December 31, 2002 is as follows:

	Prime
	Obligations	Money Market
	Fund	Fund

FST Shares:
Shares sold	191,464,413,709	92,480,465,082
Reinvestment of dividends and distributions	189,185,762	114,221,767
Shares repurchased	(194,517,330,157)	(99,309,233,285)

	(2,863,730,686)	(6,714,546,436)

FST Select Shares:
Shares sold	1,836,573,932	931,456,444
Reinvestment of dividends and distributions	1,598,521	879,885
Shares repurchased	(1,831,888,041)	(1,231,387,829)

	6,284,412	(299,051,500)

FST Preferred Shares:
Shares sold	10,243,777,866	640,795,453
Reinvestment of dividends and distributions	14,273,391	2,659,843
Shares repurchased	(8,909,138,766)	(660,790,801)

	1,348,912,491	(17,335,505)

FST Capital Shares (commenced August 12, 2002):
Shares sold	955,580,069	1,000
Reinvestment of dividends and distributions	45,763	5
Shares repurchased	(526,931,818)	—

	428,694,014	1,005

FST Administration Shares:
Shares sold	20,338,891,049	5,203,083,922
Reinvestment of dividends and distributions	12,676,099	5,566,687
Shares repurchased	(20,227,598,659)	(5,373,879,990)

	123,968,489	(165,229,381)

FST Service Shares:
Shares sold	10,131,882,705	1,507,725,588
Reinvestment of dividends and distributions	8,145,235	2,303,522
Shares repurchased	(10,292,280,224)	(1,593,829,406)

	(152,252,284)	(83,800,296)

Net increase (decrease) in shares	(1,108,123,564)	(7,279,962,113)

Treasury	Treasury			Tax-Free
Obligations	Instruments	Government	Federal	Money Market
Fund	Fund	Fund	Fund	Fund

14,738,118,185	5,168,207,078	18,132,692,197	39,489,140,284	20,848,121,753
23,690,942	4,332,202	13,597,830	132,470,018	35,003,098
(16,479,657,276)	(5,362,748,337)	(19,285,338,895)	(44,819,139,925)	(19,933,905,453)

(1,717,848,149)	(190,209,057)	(1,139,048,868)	(5,197,529,623)	949,219,398

88,391,165	130,573,622	885,889,300	5,016,057	20,023,573
873,343	23,384	2,616,484	1,926	32,318
(92,865,748)	(137,645,088)	(696,716,812)	(5,000,000)	(20,026,880)

(3,601,240)	(7,048,082)	191,788,972	17,983	29,011

3,634,026,895	125,024,423	18,973,559,752	629,846,685	630,573,675
751,638	525,118	12,495,530	454,149	681,435
(3,001,721,240)	(147,436,975)	(18,846,950,234)	(635,471,876)	(471,156,993)

633,057,293	(21,887,434)	139,105,048	(5,171,042)	160,098,117

1,000	21,297,942	202,243,834	1,000	7,637,256
5	27,413	24,532	5	6,116
—	(7,711,000)	(174,808,742)	—	(421,907)

1,005	13,614,355	27,459,624	1,005	7,221,465

7,778,146,620	727,749,780	6,800,529,305	3,220,192,699	568,656,792
5,271,168	416,812	5,444,181	3,757,724	244,986
(7,902,389,718)	(637,069,777)	(7,031,267,049)	(3,672,791,771)	(508,736,278)

(118,971,930)	91,096,815	(225,293,563)	(448,841,348)	60,165,500

6,122,146,756	515,458,482	1,847,884,744	4,715,034,396	473,055,004
9,956,301	207,585	1,075,839	3,878,089	221,301
(6,354,154,328)	(549,291,325)	(2,080,273,129)	(4,883,163,642)	(472,372,408)

(222,051,271)	(33,625,258)	(231,312,546)	(164,251,157)	903,897

(1,429,414,292)	(148,058,661)	(1,237,301,333)	(5,815,774,182)	1,177,637,388

Goldman Sachs Trust—Financial Square Funds

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period
Prime Obligations Fund

									Ratios assuming no
									expense reductions

								Ratio of net		Ratio of net
	Net asset			Net asset		Net assets,	Ratio of net	investment	Ratio of	investment
	value,	Net	Distributions	value,		end	expenses to	income to	expenses to	income to
	beginning	investment	to	end	Total	of period	average net	average net	average net	average net
	of period	income(a)	shareholders	of period	return(b)	(in 000’s)	assets	assets	assets	assets

For the Years Ended December 31,

2003-FST Shares	$1.00	$0.011	$(0.011)	$1.00	1.06%	$22,750,510	0.18%	1.07%	0.22%	1.03%
2003-FST Select Shares	1.00	0.010	(0.010)	1.00	1.03	53,859	0.21	1.06	0.25	1.02
2003-FST Preferred Shares	1.00	0.010	(0.010)	1.00	0.96	1,427,970	0.28	0.96	0.32	0.92
2003-FST Capital Shares	1.00	0.009	(0.009)	1.00	0.91	339,342	0.33	0.94	0.37	0.90
2003-FST Administration Shares	1.00	0.008	(0.008)	1.00	0.81	3,080,780	0.43	0.80	0.47	0.76
2003-FST Service Shares	1.00	0.006	(0.006)	1.00	0.56	872,453	0.68	0.56	0.72	0.52

2002-FST Shares	1.00	0.02	(0.02)	1.00	1.75	22,565,712	0.18	1.74	0.22	1.70
2002-FST Select Shares	1.00	0.02	(0.02)	1.00	1.72	195,777	0.21	1.70	0.25	1.66
2002-FST Preferred Shares	1.00	0.02	(0.02)	1.00	1.65	2,352,326	0.28	1.60	0.32	1.56
2002-FST Capital Shares (commenced August 12)	1.00	0.01	(0.01)	1.00	0.56	428,694	0.33 (c)	1.29 (c)	0.37 (c)	1.25 (c)
2002-FST Administration Shares	1.00	0.01	(0.01)	1.00	1.50	2,927,767	0.43	1.48	0.47	1.44
2002-FST Service Shares	1.00	0.01	(0.01)	1.00	1.24	1,073,295	0.68	1.24	0.72	1.20

2001-FST Shares	1.00	0.04	(0.04)	1.00	4.15	25,429,443	0.18	3.87	0.23	3.82
2001-FST Select Shares	1.00	0.04	(0.04)	1.00	4.12	189,492	0.21	3.41	0.26	3.36
2001-FST Preferred Shares	1.00	0.04	(0.04)	1.00	4.05	1,003,414	0.28	3.72	0.33	3.67
2001-FST Administration Shares	1.00	0.04	(0.04)	1.00	3.89	2,803,798	0.43	3.64	0.48	3.59
2001-FST Service Shares	1.00	0.04	(0.04)	1.00	3.63	1,225,547	0.68	3.46	0.73	3.41

2000-FST Shares	1.00	0.06	(0.06)	1.00	6.44	12,777,000	0.18	6.32	0.22	6.28
2000-FST Select Shares (commenced January 31)	1.00	0.06	(0.06)	1.00	5.93	70,819	0.21 (c)	6.48 (c)	0.25 (c)	6.44 (c)
2000-FST Preferred Shares	1.00	0.06	(0.06)	1.00	6.34	454,883	0.28	6.21	0.32	6.17
2000-FST Administration Shares	1.00	0.06	(0.06)	1.00	6.18	2,084,745	0.43	6.09	0.47	6.05
2000-FST Service Shares	1.00	0.06	(0.06)	1.00	5.91	1,005,373	0.68	5.81	0.72	5.77

1999-FST Shares	1.00	0.05	(0.05)	1.00	5.18	8,062,549	0.18	5.09	0.23	5.04
1999-FST Preferred Shares	1.00	0.05	(0.05)	1.00	5.07	219,711	0.28	4.87	0.33	4.82
1999-FST Administration Shares	1.00	0.05	(0.05)	1.00	4.91	1,051,831	0.43	4.88	0.48	4.83
1999-FST Service Shares	1.00	0.05	(0.05)	1.00	4.65	690,741	0.68	4.60	0.73	4.55

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions. Returns for periods less than a full year are not annualized.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust—Financial Square Funds

Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
Money Market Fund

									Ratios assuming no
									expense reductions

								Ratio of net		Ratio of net
	Net asset			Net asset		Net assets,	Ratio of net	investment	Ratio of	investment
	value,	Net	Distributions	value,		end	expenses to	income to	expenses to	income to
	beginning	investment	to	end	Total	of period	average net	average net	average net	average net
	of period	income(a)	shareholders	of period	return(b)	(in 000’s)	assets	assets	assets	assets

For the Years Ended December 31,

2003-FST Shares	$1.00	$0.011	$(0.011)	$1.00	1.06%	$10,389,312	0.18%	1.07%	0.22%	1.03%
2003-FST Select Shares	1.00	0.010	(0.010)	1.00	1.03	93,038	0.21	1.03	0.25	0.99
2003-FST Preferred Shares	1.00	0.010	(0.010)	1.00	0.96	113,299	0.28	0.98	0.32	0.94
2003-FST Capital Share	1.00	0.009	(0.009)	1.00	0.91	24,180	0.33	0.85	0.37	0.81
2003-FST Administration Shares	1.00	0.008	(0.008)	1.00	0.81	447,290	0.43	0.81	0.47	0.77
2003-FST Service Shares	1.00	0.006	(0.006)	1.00	0.56	304,547	0.68	0.57	0.72	0.53

2002-FST Shares	1.00	0.02	(0.02)	1.00	1.75	9,194,848	0.18	1.76	0.22	1.72
2002-FST Select Shares	1.00	0.02	(0.02)	1.00	1.72	2,746	0.21	1.81	0.25	1.77
2002-FST Preferred Shares	1.00	0.02	(0.02)	1.00	1.65	176,679	0.28	1.62	0.32	1.58
2002-FST Capital Shares (commenced August 12)	1.00	0.01	(0.01)	1.00	0.56	1	0.33 (c)	1.73 (c)	0.37 (c)	1.69 (c)
2002-FST Administration Shares	1.00	0.01	(0.01)	1.00	1.50	480,359	0.43	1.50	0.47	1.46
2002-FST Service Shares	1.00	0.01	(0.01)	1.00	1.24	408,993	0.68	1.24	0.72	1.20

2001-FST Shares	1.00	0.04	(0.04)	1.00	4.16	15,909,394	0.18	3.74	0.23	3.69
2001-FST Select Shares	1.00	0.04	(0.04)	1.00	4.13	301,797	0.21	3.79	0.26	3.74
2001-FST Preferred Shares	1.00	0.04	(0.04)	1.00	4.06	194,015	0.28	4.22	0.33	4.17
2001-FST Administration Shares	1.00	0.04	(0.04)	1.00	3.91	645,588	0.43	3.72	0.48	3.67
2001-FST Service Shares	1.00	0.04	(0.04)	1.00	3.65	492,794	0.68	3.52	0.73	3.47

2000-FST Shares	1.00	0.06	(0.06)	1.00	6.44	5,954,862	0.18	6.25	0.22	6.21
2000-FST Select Shares (commenced January 31)	1.00	0.06	(0.06)	1.00	5.93	22,595	0.21 (c)	6.41 (c)	0.25 (c)	6.37 (c)
2000-FST Preferred Shares	1.00	0.06	(0.06)	1.00	6.34	163,779	0.28	6.11	0.32	6.07
2000-FST Administration Shares	1.00	0.06	(0.06)	1.00	6.18	421,498	0.43	6.02	0.47	5.98
2000-FST Service Shares	1.00	0.06	(0.06)	1.00	5.92	396,927	0.68	5.78	0.72	5.74

1999-FST Shares	1.00	0.05	(0.05)	1.00	5.18	8,747,861	0.18	5.08	0.22	5.04
1999-FST Preferred Shares	1.00	0.05	(0.05)	1.00	5.07	241,179	0.28	4.99	0.32	4.95
1999-FST Administration Shares	1.00	0.05	(0.05)	1.00	4.92	403,602	0.43	4.81	0.47	4.77
1999-FST Service Shares	1.00	0.05	(0.05)	1.00	4.66	305,972	0.68	4.53	0.72	4.49

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions. Returns for periods less than a full year are not annualized.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust—Financial Square Funds

Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
Treasury Obligations Fund

									Ratios assuming no
									expense reductions

								Ratio of net		Ratio of net
	Net asset			Net asset		Net assets,	Ratio of net	investment	Ratio of	investment
	value,	Net	Distributions	value,		end	expenses to	income to	expenses to	income to
	beginning	investment	to	end	Total	of period	average net	average net	average net	average net
	of period	income(a)	shareholders	of period	return(b)	(in 000’s)	assets	assets	assets	assets

For the Years Ended December 31,

2003-FST Shares	$1.00	$0.010	$(0.010)	$1.00	0.96%	$1,700,016	0.20%	0.92%	0.22%	0.90%
2003-FST Select Shares	1.00	0.009	(0.009)	1.00	0.93	9,513	0.23	0.88	0.25	0.86
2003-FST Preferred Shares	1.00	0.009	(0.009)	1.00	0.86	501,231	0.30	0.82	0.32	0.80
2003-FST Capital Shares	1.00	0.008	(0.008)	1.00	0.81	10,980	0.35	0.72	0.37	0.70
2003-FST Administration Shares	1.00	0.007	(0.007)	1.00	0.71	1,199,363	0.45	0.67	0.47	0.65
2003-FST Service Shares	1.00	0.005	(0.005)	1.00	0.46	562,294	0.70	0.44	0.72	0.42

2002-FST Shares	1.00	0.02	(0.02)	1.00	1.65	2,267,428	0.20	1.58	0.22	1.56
2002-FST Select Shares	1.00	0.02	(0.02)	1.00	1.62	66,438	0.23	1.53	0.25	1.51
2002-FST Preferred Shares	1.00	0.02	(0.02)	1.00	1.55	838,498	0.30	1.44	0.32	1.42
2002-FST Capital Shares (commenced August 12)	1.00	0.01	(0.01)	1.00	0.53	1	0.35 (c)	1.38 (c)	0.37 (c)	1.36 (c)
2002-FST Administration Shares	1.00	0.01	(0.01)	1.00	1.40	1,396,765	0.45	1.31	0.47	1.29
2002-FST Service Shares	1.00	0.01	(0.01)	1.00	1.15	933,190	0.70	1.06	0.72	1.04

2001-FST Shares	1.00	0.04	(0.04)	1.00	3.87	3,985,276	0.20	3.66	0.23	3.63
2001-FST Select Shares	1.00	0.04	(0.04)	1.00	3.83	70,040	0.23	1.83	0.26	1.80
2001-FST Preferred Shares	1.00	0.04	(0.04)	1.00	3.76	205,440	0.30	4.06	0.33	4.03
2001-FST Administration Shares	1.00	0.04	(0.04)	1.00	3.61	1,515,737	0.45	3.54	0.48	3.51
2001-FST Service Shares	1.00	0.03	(0.03)	1.00	3.35	1,155,241	0.70	3.09	0.73	3.06

2000-FST Shares	1.00	0.06	(0.06)	1.00	6.18	2,493,450	0.18	6.04	0.23	5.99
2000-FST Select Shares (commenced January 31)	1.00	0.06	(0.06)	1.00	5.75	1	0.21 (c)	6.33 (c)	0.26 (c)	6.28 (c)
2000-FST Preferred Shares	1.00	0.06	(0.06)	1.00	6.08	271,388	0.28	5.95	0.33	5.90
2000-FST Administration Shares	1.00	0.06	(0.06)	1.00	5.92	1,379,728	0.43	5.83	0.48	5.78
2000-FST Service Shares	1.00	0.06	(0.06)	1.00	5.66	676,118	0.68	5.55	0.73	5.50

1999-FST Shares	1.00	0.05	(0.05)	1.00	4.88	2,320,581	0.18	4.75	0.23	4.70
1999-FST Preferred Shares	1.00	0.05	(0.05)	1.00	4.78	297,925	0.28	4.67	0.33	4.62
1999-FST Administration Shares	1.00	0.05	(0.05)	1.00	4.62	1,157,825	0.43	4.53	0.48	4.48
1999-FST Service Shares	1.00	0.04	(0.04)	1.00	4.36	569,993	0.68	4.28	0.73	4.23

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions. Returns for periods less than a full year are not annualized.

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust—Financial Square Funds

Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
Treasury Instruments Fund

									Ratios assuming no
									expense reductions

								Ratio of net		Ratio of net
	Net asset			Net asset		Net assets,	Ratio of net	investment	Ratio of	investment
	value,	Net	Distributions	value,		end	expenses to	income to	expenses to	income to
	beginning	investment	to	end	Total	of period	average net	average net	average net	average net
	of period	income(a)	shareholders	of period	return(b)	(in 000’s)	assets	assets	assets	assets

For the Years Ended December 31,

2003-FST Shares	$1.00	$0.009	$(0.009)	$1.00	0.89%	$805,747	0.20%	0.84%	0.25%	0.79%
2003-FST Select Shares	1.00	0.009	(0.009)	1.00	0.86	1	0.23	0.83	0.28	0.78
2003-FST Preferred Shares	1.00	0.008	(0.008)	1.00	0.79	8,053	0.30	0.77	0.35	0.72
2003-FST Capital Shares	1.00	0.007	(0.007)	1.00	0.74	22,662	0.35	0.70	0.40	0.65
2003-FST Administration Shares	1.00	0.006	(0.006)	1.00	0.64	187,685	0.45	0.59	0.50	0.54
2003-FST Service Shares	1.00	0.004	(0.004)	1.00	0.39	112,084	0.70	0.33	0.75	0.28

2002-FST Shares	1.00	0.02	(0.02)	1.00	1.57	971,035	0.20	1.47	0.25	1.42
2002-FST Select Shares	1.00	0.02	(0.02)	1.00	1.54	5,004	0.23	1.76	0.28	1.71
2002-FST Preferred Shares	1.00	0.01	(0.01)	1.00	1.47	28,674	0.30	1.39	0.35	1.34
2002-FST Capital Shares (commenced August 12)	1.00	0.01	(0.01)	1.00	0.52	13,614	0.35 (c)	1.09 (c)	0.40 (c)	1.04 (c)
2002-FST Administration Shares	1.00	0.01	(0.01)	1.00	1.31	208,186	0.45	1.14	0.50	1.09
2002-FST Service Shares	1.00	0.01	(0.01)	1.00	1.06	81,875	0.70	0.98	0.75	0.93

2001-FST Shares	1.00	0.04	(0.04)	1.00	3.79	1,161,245	0.20	3.52	0.26	3.46
2001-FST Select Shares	1.00	0.04	(0.04)	1.00	3.75	12,052	0.23	1.91	0.29	1.85
2001-FST Preferred Shares	1.00	0.04	(0.04)	1.00	3.68	50,561	0.30	3.32	0.36	3.26
2001-FST Administration Shares	1.00	0.03	(0.03)	1.00	3.53	117,089	0.45	3.22	0.51	3.16
2001-FST Service Shares	1.00	0.03	(0.03)	1.00	3.27	115,500	0.70	3.01	0.76	2.95

2000-FST Shares	1.00	0.06	(0.06)	1.00	5.90	734,427	0.18	5.80	0.28	5.70
2000-FST Select Shares (commenced January 31)	1.00	0.05	(0.05)	1.00	5.44	1	0.21 (c)	5.85 (c)	0.31 (c)	5.75 (c)
2000-FST Preferred Shares	1.00	0.06	(0.06)	1.00	5.79	2,380	0.28	5.67	0.38	5.57
2000-FST Administration Shares	1.00	0.06	(0.06)	1.00	5.64	42,533	0.43	5.40	0.53	5.30
2000-FST Service Shares	1.00	0.05	(0.05)	1.00	5.38	68,194	0.68	5.18	0.78	5.08

1999-FST Shares	1.00	0.05	(0.05)	1.00	4.60	428,732	0.18	4.51	0.24	4.45
1999-FST Preferred Shares	1.00	0.04	(0.04)	1.00	4.49	208	0.28	4.53	0.34	4.47
1999-FST Administration Shares	1.00	0.04	(0.04)	1.00	4.34	67,748	0.43	4.29	0.49	4.23
1999-FST Service Shares	1.00	0.04	(0.04)	1.00	4.08	42,095	0.68	4.07	0.74	4.01

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions. Returns for periods less than a full year are not annualized.

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust—Financial Square Funds

Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
Government Fund

									Ratios assuming no
									expense reductions

								Ratio of net		Ratio of net
	Net asset			Net asset		Net assets,	Ratio of net	investment	Ratio of	investment
	value,	Net	Distributions	value,		end	expenses to	income to	expenses to	income to
	beginning	investment	to	end	Total	period	average net	average net	average net	average net
	of period	income(a)	shareholders	of period	return(b)	(in 000’s)	assets	assets	assets	assets

For the Years Ended December 31,

2003-FST Shares	$1.00	$0.010	$(0.010)	$1.00	1.04%	$1,906,071	0.18%	1.05%	0.22%	1.01%
2003-FST Select Shares	1.00	0.010	(0.010)	1.00	1.01	114,133	0.21	1.02	0.25	0.98
2003-FST Preferred Shares	1.00	0.009	(0.009)	1.00	0.94	433,695	0.28	0.96	0.32	0.92
2003-FST Capital Shares	1.00	0.009	(0.009)	1.00	0.89	117,416	0.33	0.87	0.37	0.83
2003-FST Administration Shares	1.00	0.008	(0.008)	1.00	0.79	934,764	0.43	0.78	0.47	0.74
2003-FST Service Shares	1.00	0.005	(0.005)	1.00	0.54	246,896	0.68	0.54	0.72	0.50

2002-FST Shares	1.00	0.02	(0.02)	1.00	1.69	3,062,537	0.18	1.68	0.22	1.64
2002-FST Select Shares	1.00	0.02	(0.02)	1.00	1.66	243,398	0.21	1.60	0.25	1.56
2002-FST Preferred Shares	1.00	0.02	(0.02)	1.00	1.59	990,048	0.28	1.58	0.32	1.54
2002-FST Capital Shares (commenced August 12)	1.00	0.01	(0.01)	1.00	0.54	27,460	0.33 (c)	1.18 (c)	0.37 (c)	1.14 (c)
2002-FST Administration Shares	1.00	0.01	(0.01)	1.00	1.44	944,400	0.43	1.40	0.47	1.36
2002-FST Service Shares	1.00	0.01	(0.01)	1.00	1.19	344,914	0.68	1.19	0.72	1.15

2001-FST Shares	1.00	0.04	(0.04)	1.00	4.09	4,201,586	0.18	3.76	0.24	3.70
2001-FST Select Shares	1.00	0.04	(0.04)	1.00	4.05	51,609	0.21	3.15	0.27	3.09
2001-FST Preferred Shares	1.00	0.04	(0.04)	1.00	3.98	850,943	0.28	3.68	0.34	3.62
2001-FST Administration Shares	1.00	0.04	(0.04)	1.00	3.83	1,169,694	0.43	3.52	0.49	3.46
2001-FST Service Shares	1.00	0.04	(0.04)	1.00	3.57	576,226	0.68	3.17	0.74	3.11

2000-FST Shares	1.00	0.06	(0.06)	1.00	6.31	1,859,266	0.18	6.14	0.23	6.09
2000-FST Select Shares (commenced January 31)	1.00	0.06	(0.06)	1.00	5.84	11,247	0.21 (c)	6.30 (c)	0.26 (c)	6.25 (c)
2000-FST Preferred Shares	1.00	0.06	(0.06)	1.00	6.21	361,111	0.28	6.19	0.33	6.14
2000-FST Administration Shares	1.00	0.06	(0.06)	1.00	6.05	595,037	0.43	5.93	0.48	5.88
2000-FST Service Shares	1.00	0.06	(0.06)	1.00	5.79	273,355	0.68	5.60	0.73	5.55

1999-FST Shares	1.00	0.05	(0.05)	1.00	5.03	2,260,275	0.18	4.91	0.22	4.87
1999-FST Preferred Shares	1.00	0.05	(0.05)	1.00	4.93	181,155	0.28	4.81	0.32	4.77
1999-FST Administration Shares	1.00	0.05	(0.05)	1.00	4.77	519,266	0.43	4.67	0.47	4.63
1999-FST Service Shares	1.00	0.04	(0.04)	1.00	4.51	435,192	0.68	4.35	0.72	4.31

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions. Returns for periods less than a full year are not annualized.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust—Financial Square Funds

Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
Federal Fund

									Ratios assuming no expense
									reductions

								Ratio of		Ratio of
							Ratio of	net		net
	Net asset			Net asset		Net assets,	net	investment	Ratio of	investment
	value,	Net	Distributions	value,		end of	expenses	income to	expenses	income to
	beginning	investment	to	end of	Total	period	to average	average net	to average	average net
	of period	income(a)	shareholders	period	return(b)	(in 000’s)	net assets	assets	net assets	assets

For the Years Ended December 31,

2003-FST Shares	$1.00	$0.010	$(0.010)	$1.00	1.00%	$7,076,044	0.20%	0.99%	0.22%	0.97%
2003-FST Select Shares	1.00	0.010	(0.010)	1.00	0.97	19	0.23	0.95	0.25	0.93
2003-FST Preferred Shares	1.00	0.009	(0.009)	1.00	0.90	108,637	0.30	0.87	0.32	0.85
2003-FST Capital Shares	1.00	0.008	(0.008)	1.00	0.84	4,748	0.35	0.77	0.37	0.75
2003-FST Administration Shares	1.00	0.007	(0.007)	1.00	0.74	419,747	0.45	0.75	0.47	0.73
2003-FST Service Shares	1.00	0.005	(0.005)	1.00	0.49	505,454	0.70	0.49	0.72	0.47

2002-FST Shares	1.00	0.02	(0.02)	1.00	1.65	8,955,842	0.20	1.64	0.22	1.62
2002-FST Select Shares	1.00	0.02	(0.02)	1.00	1.62	19	0.23	1.23	0.25	1.21
2002-FST Preferred Shares	1.00	0.02	(0.02)	1.00	1.55	121,744	0.30	1.54	0.32	1.52
2002-FST Capital Shares (commenced August 12)	1.00	0.01	(0.01)	1.00	0.53	1	0.35 (c)	1.43 (c)	0.37 (c)	1.41 (c)
2002-FST Administration Shares	1.00	0.01	(0.01)	1.00	1.40	685,582	0.45	1.39	0.47	1.37
2002-FST Service Shares	1.00	0.01	(0.01)	1.00	1.15	650,133	0.70	1.14	0.72	1.12

2001-FST Shares	1.00	0.04	(0.04)	1.00	4.05	14,153,371	0.20	3.87	0.22	3.85
2001-FST Select Shares	1.00	0.04	(0.04)	1.00	4.02	1	0.23	3.59	0.25	3.57
2001-FST Preferred Shares	1.00	0.04	(0.04)	1.00	3.95	126,915	0.30	3.76	0.32	3.74
2001-FST Administration Shares	1.00	0.04	(0.04)	1.00	3.79	1,134,424	0.45	3.75	0.47	3.73
2001-FST Service Shares	1.00	0.03	(0.03)	1.00	3.53	814,384	0.70	3.43	0.72	3.41

2000-FST Shares	1.00	0.06	(0.06)	1.00	6.26	8,296,788	0.20	6.16	0.23	6.13
2000-FST Select Shares (commenced January 31)	1.00	0.06	(0.06)	1.00	5.77	1	0.23 (c)	6.16 (c)	0.24 (c)	6.13 (c)
2000-FST Preferred Shares	1.00	0.06	(0.06)	1.00	6.16	145,000	0.30	5.93	0.32	5.90
2000-FST Administration Shares	1.00	0.06	(0.06)	1.00	6.00	1,024,184	0.45	5.89	0.48	5.86
2000-FST Service Shares	1.00	0.06	(0.06)	1.00	5.74	899,691	0.70	5.61	0.73	5.58

1999-FST Shares	1.00	0.05	(0.05)	1.00	5.05	4,206,119	0.18	4.96	0.23	4.91
1999-FST Preferred Shares	1.00	0.05	(0.05)	1.00	4.94	186,590	0.28	5.05	0.33	5.00
1999-FST Administration Shares	1.00	0.05	(0.05)	1.00	4.79	789,529	0.43	4.71	0.48	4.66
1999-FST Service Shares	1.00	0.04	(0.04)	1.00	4.53	478,635	0.68	4.46	0.73	4.41

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions. Returns for periods less than a full year are not annualized.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust—Financial Square Funds

Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
Tax-Free Money Market Fund

									Ratios assuming no
									expense reductions

								Ratio of net		Ratio of net
	Net asset			Net asset		Net assets,	Ratio of net	investment	Ratio of	investment
	value,	Net	Distributions	value,		end	expenses to	income to	expenses to	income to
	beginning	investment	to	end	Total	of period	average net	average net	average net	average net
	of period	income(a)	shareholders	of period	return(b)	(in 000’s)	assets	assets	assets	assets

For the Years Ended December 31,

2003-FST Shares	$1.00	$0.009	$(0.009)	$1.00	0.89%	$7,052,124	0.18%	0.87%	0.22%	0.83%
2003-FST Select Shares	1.00	0.009	(0.009)	1.00	0.86	75,811	0.21	0.85	0.25	0.81
2003-FST Preferred Shares	1.00	0.008	(0.008)	1.00	0.79	204,104	0.28	0.79	0.32	0.75
2003-FST Capital Shares	1.00	0.007	(0.007)	1.00	0.74	2,784	0.33	0.75	0.37	0.71
2003-FST Administration Shares	1.00	0.006	(0.006)	1.00	0.64	273,661	0.43	0.61	0.47	0.57
2003-FST Service Shares	1.00	0.004	(0.004)	1.00	0.39	60,412	0.68	0.38	0.72	0.34

2002-FST Shares	1.00	0.01	(0.01)	1.00	1.30	4,537,375	0.18	1.29	0.22	1.25
2002-FST Select Shares	1.00	0.01	(0.01)	1.00	1.27	30	0.21	1.28	0.25	1.24
2002-FST Preferred Shares	1.00	0.01	(0.01)	1.00	1.20	177,825	0.28	1.20	0.32	1.16
2002-FST Capital Shares (commenced August 12)	1.00	—(d)	—(d)	1.00	0.44	7,222	0.33 (c)	0.94 (c)	0.37 (c)	0.90 (c)
2002-FST Administration Shares	1.00	0.01	(0.01)	1.00	1.05	206,792	0.43	1.04	0.47	1.00
2002-FST Service Shares	1.00	0.01	(0.01)	1.00	0.80	69,204	0.68	0.79	0.72	0.75

2001-FST Shares	1.00	0.03	(0.03)	1.00	2.60	3,588,030	0.18	2.46	0.23	2.41
2001-FST Select Shares	1.00	0.03	(0.03)	1.00	2.57	1	0.21	2.73	0.26	2.68
2001-FST Preferred Shares	1.00	0.02	(0.02)	1.00	2.50	17,722	0.28	2.45	0.33	2.40
2001-FST Administration Shares	1.00	0.02	(0.02)	1.00	2.34	146,621	0.43	2.27	0.48	2.22
2001-FST Service Shares	1.00	0.02	(0.02)	1.00	2.09	68,298	0.68	2.04	0.73	1.99

2000-FST Shares	1.00	0.04	(0.04)	1.00	3.95	2,693,098	0.18	3.93	0.23	3.88
2000-FST Select Shares (commenced January 31)	1.00	0.04	(0.04)	1.00	3.66	1	0.21 (c)	3.97 (c)	0.26 (c)	3.92 (c)
2000-FST Preferred Shares	1.00	0.04	(0.04)	1.00	3.85	18,568	0.28	3.81	0.33	3.76
2000-FST Administration Shares	1.00	0.04	(0.04)	1.00	3.69	108,335	0.43	3.66	0.48	3.61
2000-FST Service Shares	1.00	0.03	(0.03)	1.00	3.43	71,614	0.68	3.46	0.73	3.41

1999-FST Shares	1.00	0.03	(0.03)	1.00	3.13	1,775,327	0.18	3.12	0.22	3.08
1999-FST Preferred Shares	1.00	0.03	(0.03)	1.00	3.03	31,359	0.28	2.99	0.32	2.95
1999-FST Administration Shares	1.00	0.03	(0.03)	1.00	2.88	127,967	0.43	2.81	0.47	2.77
1999-FST Service Shares	1.00	0.03	(0.03)	1.00	2.62	69,465	0.68	2.61	0.72	2.57

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Returns for periods less than a full year are not annualized.
(c)	Annualized.

(d)	Less than $.005 per share.

The accompanying notes are an integral part of these financial statements.

Report of Independent Auditors

To the Board of Trustees of Goldman Sachs Trust and the
Shareholders of Financial Square Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments (excluding bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prime Obligations Fund, Money Market Fund, Treasury Obligations Fund, Treasury Instruments Fund, Government Fund, Federal Fund and Tax-Free Money Market Fund (collectively, the “Financial Square Funds”), funds of Goldman Sachs Trust, at December 31, 2003, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated and the financial highlights for each of the four periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Financial Square Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Financial Square Funds for the period ended prior to December 31, 2000 were audited by other independent auditors who have ceased operations. Those independent auditors expressed an unqualified opinion on the financial statements in their report dated February 14, 2000.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 20, 2004

Trustees and Officers (Unaudited)

Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund
		Length of	Principal	Complex
	Position(s) Held	Time	Occupation(s)	Overseen by
Name, Address and Age[1]	with the Trust[2]	Served[3]	During Past 5 Years	Trustee[4]	Other Directorships Held by Trustee[5]

Ashok N. Bakhru Age: 61	Chairman & Trustee	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President— Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-Present); Member of Cornell University Council (1992-Present); Trustee of the Walnut Street Theater (1992-Present); Trustee, Citizens Scholarship Foundation of America (1998- Present); Director, Private Equity Investors-III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002- Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-Present).	64	None

Chairman of the Board and Trustee— Goldman Sachs Mutual Fund Complex (registered investment companies).

John P. Coblentz, Jr. Age: 62	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003). Trustee— Goldman Sachs Mutual Fund Complex (registered investment companies).	64	None

				Number of
		Term of		Portfolios in
		Office and		Fund
		Length of	Principal	Complex
	Position(s) Held	Time	Occupation(s)	Overseen by
Name, Address and Age[1]	with the Trust[2]	Served[3]	During Past 5 Years	Trustee[4]	Other Directorships Held by Trustee[5]

Patrick T. Harker Age: 45	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000- Present); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-Present); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000).	64	None

			Trustee— Goldman Sachs Mutual Fund Complex (registered investment companies).

Mary P. McPherson Age: 68	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (October 1997-Present); Director, Smith College (1998- Present); Director, Josiah Macy, Jr. Foundation (health educational programs) (1977- Present); Director, Philadelphia Contributionship (insurance) (1985-Present); Director Emeritus, Amherst College (1986-1998); Director, The Spencer Foundation (educational research) (1993- February 2003); member of PNC Advisory Board (banking) (1993- 1998); and Director, American School of Classical Studies in Athens (1997-Present).	64	None

			Trustee— Goldman Sachs Mutual Fund Complex (registered investment companies).

Wilma J. Smelcer Age: 54	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); and Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (April 2001-Present).	64	None

			Trustee— Goldman Sachs Mutual Fund Complex (registered investment companies).

				Number of
		Term of		Portfolios in
		Office and		Fund
		Length of	Principal	Complex
	Position(s) Held	Time	Occupation(s)	Overseen by
Name, Address and Age[1]	with the Trust[2]	Served[3]	During Past 5 Years	Trustee[4]	Other Directorships Held by Trustee[5]

Richard P. Strubel Age: 64	Trustee	Since 1987	President, COO and Director Unext, Inc. (provider of educational services via the internet) (1999- Present); Director, Cantilever Technologies, Inc. (a private software company) (1999- Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999).	64	Gildan Activewear Inc. (an activewear clothing marketing and manufacturing company); Unext, Inc. (provider of educational services via the internet); Northern Mutual Fund Complex (53 Portfolios).

			Trustee— Goldman Sachs Mutual Fund Complex (registered investment companies).

Interested Trustees
*Gary D. Black Age: 43	Trustee	Since 2002	Managing Director, Goldman Sachs (June 2001-Present); Executive Vice President, AllianceBernstein (investment adviser) (October 2000-June 2001); Managing Director, Global Institutional Investment Management, Sanford Bernstein (investment adviser) (January 1999-October 2000); and Senior Research Analyst Sanford Bernstein (investment adviser) (February 1992-December 1998).	64	None

			Trustee— Goldman Sachs Mutual Fund Complex (registered investment companies).

*James A. McNamara Age: 41	Trustee & Vice President	Since 2002	Managing Director, Goldman Sachs (December 1998- Present); and Director of Institutional Fund Sales, GSAM (April 1998-December 2000).	64	None

		Since 2001	Vice President— Goldman Sachs Mutual Fund Complex (registered investment companies).

			Trustee— Goldman Sachs Mutual Fund Complex (registered investment companies).

*Alan A. Shuch Age: 54	Trustee	Since 1990	Advisory Director— GSAM (May 1999- Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999).	64	None

			Trustee— Goldman Sachs Mutual Fund Complex (registered investment companies).

Number of
		Term of		Portfolios in
		Office and		Fund
		Length of	Principal	Complex
	Position(s) Held	Time	Occupation(s)	Overseen by
Name, Address and Age[1]	with the Trust[2]	Served[3]	During Past 5 Years	Trustee[4]	Other Directorships Held by Trustee[5]

*Kaysie P. Uniacke Age: 43	Trustee & President	Since 2001	Managing Director, GSAM (1997-Present). Trustee— Goldman Sachs Mutual Fund Complex (registered investment companies).	64	None

		Since 2002	President— Goldman Sachs Mutual Fund Complex (2002- Present) (registered investment companies).

Assistant Secretary— Goldman Sachs Mutual Fund Complex (1997- 2002) (registered investment companies).

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Howard B. Surloff.

[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.

[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.

[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of December 31, 2003, the Trust consisted of 58 portfolios, including the Funds described in this Annual Report, and Goldman Sachs Variable Insurance Trust consisted of 6 portfolios.

[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of	Principal Occupation(s)
Name, Address and Age	With the Trust	Time Served[1]	During Past 5 Years

Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 43	President & Trustee	Since 2002 Since 2001	Managing Director, GSAM (1997-Present).

Trustee— Goldman Sachs Mutual Fund Complex (registered investment companies).

President— Goldman Sachs Mutual Fund Complex (registered investment companies).

Assistant Secretary— Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 39	Treasurer	Since 1997	Managing Director, Goldman Sachs (December 2003- Present) Vice President, Goldman Sachs (July 1995- December 2003). Treasurer— Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. Fitzpatrick 4900 Sears Tower Chicago, IL 60606 Age: 43	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999- Present); and Vice President of GSAM (April 1997- December 1999).

Vice President— Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. McNamara 32 Old Slip New York, NY 10005 Age: 41	Vice President & Trustee	Since 2001	Managing Director, Goldman Sachs (December 1998- Present); and Director of Institutional Fund Sales, GSAM (April 1998-December 2000).

		Since 2002	Vice President— Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee— Goldman Sachs Mutual Fund Complex (registered investment companies).

Howard B. Surloff One New York Plaza 37th Floor New York, NY 10004 Age: 38	Secretary	Since 2001	Managing Director, Goldman Sachs (November 2002- Present); Associate General Counsel, Goldman Sachs and General Counsel to the U.S. Funds Group (December 1997-Present).

Secretary— Goldman Sachs Mutual Fund Complex (registered investment companies) (2001-Present) and Assistant Secretary prior thereto.

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Financial Square Funds—Tax Information (unaudited)

During the year ended December 31, 2003, 100% of the distributions from net investment income paid by the Financial Square Tax-Free Money Market Fund were exempt-interest dividends and as such, are not subject to U.S. Federal income tax.

This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Goldman Sachs Trust Financial Square Funds Prospectus which contains facts concerning each Fund’s objectives and policies, management, expenses and other information.

TRUSTEES
Ashok N. Bakhru, Chairman
Gary D. Black
John P. Coblentz, Jr.
Patrick T. Harker
James A. McNamara
Mary Patterson McPherson
Alan A. Shuch
Wilma J. Smelcer
Richard P. Strubel
Kaysie P. Uniacke

OFFICERS
Kaysie P. Uniacke, President
James A. Fitzpatrick, Vice President
James A. McNamara, Vice President
John M. Perlowski, Treasurer
Howard B. Surloff, Secretary

GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.
Investment Adviser

FSQ/AR 12/03	Goldman Sachs Funds 32 Old Slip New York, NY 10005